                                                               EXECUTION VERSION

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                           MASTER REPURCHASE AGREEMENT

                                     Between

                   JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                  as the Buyer

                                       and

                                MORTGAGEIT, INC.,
                                   as a Seller

                                       and

                           MORTGAGEIT HOLDINGS, INC.,
                                   as a Seller

                                       and

                               MHL FUNDING CORP.,
                                   as a Seller

                                       and

                           NEXT AT BAT LENDING, INC.,
                                   as a Seller

                             Dated October 14, 2005

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                                TABLE OF CONTENTS

                                                                                                               Page
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                                      -i-

SCHEDULE 1                 REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

SCHEDULE 2                 AUTHORIZED REPRESENTATIVES

EXHIBIT A                  FORM OF CONFIRMATION LETTER
EXHIBIT B                  FORM OF OPINION OF COUNSEL
EXHIBIT C                  SELLERS' TAX IDENTIFICATION NUMBERS
EXHIBIT D                  EXISTING INDEBTEDNESS
EXHIBIT E                  FORM OF ACCOUNT AGREEMENT
EXHIBIT F                  UNDERWRITING GUIDELINES
EXHIBIT G                  CO-OP LOAN FILE
EXHIBIT H                  CERTIFICATE OF AN OFFICER OF THE SELLER
EXHIBIT I                  MORTGAGE FILE DOCUMENTS

                                      -ii-

EXHIBIT J                  FORM OF SECTION 7 CERTIFICATE
EXHIBIT K                  SELLERS' OFFICER'S CERTIFICATE
EXHIBIT L                  MORTGAGE LOAN SCHEDULE FIELDS
EXHIBIT M                  PURCHASED MORTGAGE LOAN REPORT
EXHIBIT N                  APPROVED TAKEOUT INVESTORS
EXHIBIT O                  FORM OF SERVICER NOTICE

                                     -iii-

                           MASTER REPURCHASE AGREEMENT

                  This is a MASTER REPURCHASE AGREEMENT, dated as of October 14,
2005, between MORTGAGEIT, INC., a New York corporation ("MortgageIT" and a
"Seller"), MORTGAGEIT HOLDINGS, INC., a Maryland corporation ("Holdings" and a
"Seller"), MHL FUNDING CORP., a Delaware corporation ("MHL" and a "Seller"),
NEXT AT BAT LENDING, INC., a Delaware corporation ("NABL" and collectively with
MortgageIT, Holdings, and MHL the "Sellers"), and JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, a banking association organized under the laws of the United States
(the "Buyer").

                  Section 1.   Applicability. From time to time the parties
hereto may enter into transactions in which the Sellers agree to transfer to
Buyer Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to the Sellers such Mortgage Loans at a date certain not later than the Termination Date. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Repurchase
Agreement, unless otherwise agreed in writing. This Repurchase Agreement is not a commitment by Buyer to enter into Transactions with the Sellers but rather sets forth the procedures to be used in connection with periodic requests for
Buyer to enter into Transactions with the Sellers. The Sellers hereby acknowledge that Buyer is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Repurchase Agreement.

                  Section 2.   Definitions. As used herein, the following terms
shall have the following meanings (all terms defined in this Section 2 or in other provisions of this Repurchase Agreement in the singular to have the same meanings when used in the plural and vice versa).

                  "Accepted Servicing Practices" shall mean, with respect to any
Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  "Account Agreement" shall mean a letter agreement between the
Sellers, the Buyer and the Bank, substantially in the form of Exhibit E attached hereto.

                  "Additional Purchased Mortgage Loans" shall mean Mortgage
Loans or cash provided by the Sellers to Buyer or its designee pursuant to
Section 4 of this Repurchase Agreement.

                  "Adjusted Tangible Net Worth" shall mean, for any Person as of a particular date,

                  (a) all amounts which would be included under capital on a balance sheet of such Person at such date, determined in accordance with GAAP, without regard to unrealized gains or losses from mark to market valuations required by FASB 133, less

                  (b) (i) amounts owing to such Person from Affiliates, or from officers, employees, shareholders or other Persons similarly affiliated with such Person, and (ii) intangible assets, plus

                  (c) Subordinated Debt.

                  "Affiliate" shall mean with respect to any Person, any
"affiliate" of such Person, as such term is defined in the Bankruptcy Code.

                  "Agency" shall mean Freddie Mac, Fannie Mae or Ginnie Mae, as applicable.

                  "Alt-A Mortgage Loan" shall mean a first lien Mortgage Loan originated in accordance with the Underwriting Guidelines, which has a minimum
FICO score of 620.

                  "Appraised Value" shall mean the value set forth in an
appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  "Asset Value" shall mean, with respect to each Eligible
Mortgage Loan, the lesser of (A) the applicable Purchase Price Percentage multiplied by the Market Value of such Mortgage Loan and (B) the outstanding principal balance of such Mortgage Loan.

                  (a)    Without limiting the generality of the foregoing, the
Sellers acknowledge that the Asset Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

                  (i)    such Purchased Mortgage Loan ceases to be an Eligible
Mortgage Loan;

                  (ii)   the Purchased Mortgage Loan has been released from the
possession of the Custodian under the Custodial Agreement (other than to a
Take-out Investor pursuant to a bailee letter) for a period in excess of 10 calendar days;

                  (iii)  the Purchased Mortgage Loan has been released from
the possession of the Custodian under the Custodial Agreement to a Takeout
Investor pursuant to a bailee letter for a period in excess of 45 calendar days;

                  (iv)   the Purchased Mortgage Loan has been subject to a
Transaction for a period of greater than 180 days;

                  (v)    such Purchased Mortgage Loan is (A) a Delinquent
Mortgage Loan on the initial Purchase Date or (B) a Delinquent Mortgage Loan
(other than a Delinquent 59-Day Mortgage Loan);

                  (vi)   an Early Payment Default occurs with respect to such
Purchased Mortgage Loan (other than a Delinquent 59-Day Mortgage Loan);

                  (vii)  the Buyer has determined that the Purchased Mortgage
Loan is not eligible for whole loan sale or securitization in a transaction consistent with the prevailing sale and securitization industry;

                  (viii) such Purchased Mortgage Loan's unpaid principal balance is in excess of $2,000,000;

                                      -2-

                  (ix)   when such Purchased Mortgage Loan is added to all other
Purchased Mortgage Loans, the weighted average FICO score of all Mortgage Loans that are Purchased Mortgage Loans is less than 730;

                  (x)    when such Purchased Mortgage Loan is added to all
other Purchased Mortgage Loans, the weighted average FICO score of all Subprime
Mortgage Loans that are Purchased Mortgage Loans is less than 620;

                  (xi)   when such Purchased Mortgage Loan is added to all
other Purchased Mortgage Loans, the weighted average LTV of all Purchased
Mortgage Loans is in excess of 75%;

                  (xii)  when such Purchased Mortgage Loan is added to all
other Purchased Mortgage Loans, the weighted average FICO score of all Negative
Amortization Mortgage Loans that are Purchased Mortgage Loans is less than 700;
or

                  (xiii) when such Purchased Mortgage Loan is added to all
other Purchased Mortgage Loans, the weighted average LTV of all Negative
Amortization Mortgage Loans Purchased Mortgage Loans is in excess of 75%.

                  (b)    The aggregate Asset Value of all Mortgage Loans that
are Non-Owner Occupied Mortgage Loans shall not exceed 20% of the Maximum
Purchase Price.

                  (c)    The aggregate Asset Value of all Mortgage Loans that
are not Full Documentation Mortgage Loans shall not exceed 60% of the Maximum
Purchase Price.

                  (d)    The aggregate Asset Value of all Mortgage Loans that
are not secured by single family detached residential Mortgaged Properties shall not exceed 40% of the Maximum Purchase Price.

                  (e)    The aggregate Asset Value of all Mortgage Loans for
which the Mortgaged Property is located in the same state in the United States shall not exceed 50% of the Maximum Purchase Price.

                  (f)    The aggregate Asset Value of all Cash-out Refinanced
Mortgage Loans that are Purchased Mortgage Loans shall not exceed 40% of the
Maximum Purchase Price.

                  (g)    The aggregate Asset Value of all Mortgage Loans that
are other than Purchase Money Mortgage Loans shall not exceed 55% of the Maximum
Purchase Price.

                  (h)    The aggregate Asset Value of all Mortgage Loans that
are Subprime Mortgage Loans shall not exceed 25% of the Maximum Purchase Price.

                  (i)    The aggregate Asset Value of all Mortgage Loans that
are Delinquent 59-Day Mortgage Loans shall not exceed 2% of the Maximum Purchase
Price.

                  (j)    The aggregate Asset Value of all Mortgage Loans that
are Negative Amortization Mortgage Loans shall not exceed 15% of the Maximum
Purchase Price.

                                      -3-

                  (k)    The aggregate Asset Value of all Mortgage Loans that
are Co-op Loans shall not exceed 5% of the Maximum Purchase Price.

                  (l)    The aggregate Asset Value of all Mortgage Loans that
are Second Lien Mortgage Loans and HELOCs, combined, shall not exceed 10% of the
Maximum Purchase Price.

                  "Assignment and Acceptance" shall have the meaning specified in Section 22 hereof.

                  "Assignment of Proprietary Lease" shall mean the specific
agreement creating a first lien on and pledge of the Co-op Shares and the appurtenant Proprietary Lease securing a Co-op Loan.

                  "Available Borrowing Capacity" shall mean available and unused borrowing capacity which may be drawn upon by the Sellers on a next Business Day basis. Borrowing capacity shall not be deemed part of the Available Borrowing
Capacity if any event or circumstance has occurred which would prevent the
Sellers from drawing on the borrowing capacity or cause the related lender to have no obligation to make funds available.

                  "Bank" shall mean Deutsche Bank National Trust Company and its successors in interest and assigns.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

                  "Business Day" shall mean a day other than (i) a Saturday or
Sunday or (ii) any day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the State of New
York.

                  "Buyer" shall mean JPMorgan Chase Bank, National Association, its successors in interest and assigns, and with respect to Section 7, its participants.

                  "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this
Repurchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash Equivalents" shall mean (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c)
repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic

                                      -4-

issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

                  "Cash-out Refinanced Loan" shall mean a Refinanced Mortgage
Loan the proceeds of which were in excess of the principal balance of any existing first mortgage on the related Mortgaged Property and related closing costs, and were used to pay any such existing first mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property or were used to provide cash back to the Mortgagor on the related Mortgaged Property.

                  "Change in Control" shall mean:

                  (a) the sale, transfer, or other disposition of all or
substantially all of a Seller's assets (excluding any such action taken in connection with any securitization transaction); or

                  (b) the consummation of a merger or consolidation of a Seller with or into another entity or any other corporate reorganization, if more than
50.1% of the combined voting power of the continuing or surviving entity's stock outstanding immediately after such merger, consolidation or such other reorganization is owned by persons who were not stockholders of such Seller immediately prior to such merger, consolidation or other reorganization.

                  "Code" shall mean the Internal Revenue Code of 1986, as
amended from time to time.

                  "Collection Account" shall mean the account established by the
Bank subject to an Account Agreement, into which all Income shall be deposited upon, but only upon, an Event of Default.

                  "Collection Period" shall mean the period commencing on the
1st day of the month up to but not including the 1st day of the following month.

                  "Combined Loan to Value Ratio" or "CLTV" shall mean, with
respect to any Second Lien Mortgage Loan, the sum of (a) the original principal balance of such Mortgage Loan or, with respect to the HELOCs, the original
Credit Limit and (b) the outstanding principal balance of any related first lien as of the date of origination of the Mortgage Loan, divided by the Appraised
Value of the Mortgaged Property as of the origination date.

                  "Confirmation" shall mean a Confirmation Letter in the form of
Exhibit A hereto.

                                      -5-

                  "Co-op" shall mean a private, cooperative housing corporation, having only one class of stock outstanding, which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes the sale of stock and the issuance of a Proprietary Lease.

                  "Co-op Corporation" shall mean, with respect to any Co-op
Loan, the cooperative apartment corporation that holds legal title to the related Co-op Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  "Co-op Lien Search" shall mean a search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against
(i) the Co-op Corporation and (ii) the seller of the Co-op Unit, (b) filings
Uniform Commercial Code financing statements and (c) the deed of the Co-op
Project into the Co-op Corporation.

                  "Co-op Loan" shall mean a Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease.

                  "Co-op Project" shall mean, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a Co-op Corporation including without limitation the land, separate dwelling units and all common elements.

                  "Co-op Shares" shall mean, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificates.

                  "Co-op Unit" shall mean, with respect to any Co-op Loan, a specific unit in a Co-op Project.

                  "Credit Limit" shall mean, with respect to each HELOC, the maximum amount permitted under the terms of the related Credit Line Agreement.

                  "Credit Line Agreement" shall mean, with respect to each
HELOC, the related home equity line of credit agreement, account agreement and promissory note (if any) executed by the related mortgagor and any amendment or modification thereof.

                  "Custodial Agreement" shall mean that certain Custodial
Agreement dated as of the date hereof, among the Sellers, Buyer and Custodian as the same may be amended from time to time.

                  "Custodian" shall mean Deutsche Bank National Trust Company and any successor under the Custodial Agreement.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Delinquent 59-Day Mortgage Loan" shall mean a Purchased
Mortgage Loan which is a Subprime Mortgage Loan as to which any Monthly Payment, or part thereof, remains

                                      -6-

unpaid for more than 30 days but no more than 59 days from the original Due Date for such Monthly Payment.

                  "Delinquent Mortgage Loan" shall mean any Mortgage Loan as to which any Monthly Payment, or part thereof, remains unpaid for more than 30 days from the original Due Date for such Monthly Payment.

                  "Draw" shall mean, with respect to each HELOC, an additional borrowing by the Mortgagor in accordance with the related Credit Line Agreement.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Due Date" shall mean the day of the month on which the
Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Due Diligence Cap" shall mean $15,000.

                  "Due Diligence Review" shall mean the performance by Buyer or its designee of any or all of the reviews permitted under Section 29 hereof with respect to any or all of the Mortgage Loans, as desired by the Buyer from time to time.

                  "Early Payment Default" shall mean, with respect to a Mortgage
Loan, the failure of the Mortgagor to make any of the first three Monthly
Payments due under the Mortgage Loan on or before its scheduled Due Date.

                  "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 3(a) shall have been satisfied.

                  "Electronic Tracking Agreement" shall mean an Electronic
Tracking Agreement among Buyer, Sellers, MERS and MERSCORP, Inc., to the extent applicable as the same may be amended from time to time.

                  "Eligible Mortgage Loan" shall mean a Purchased Mortgage Loan which complies with the representations and warranties set forth on Schedule 1 to this Repurchase Agreement.

                  "ERISA" shall, with respect to any Person, mean the Employee
Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" shall, with respect to any Person, mean any
Person which is a member of any group of organizations (i) described in Section
414(b) or (c) of the Code of which such Person is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section
412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which such Person is a member.

                                      -7-

                  "Escrow Payments" shall mean, with respect to any Mortgage
Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  "Estoppel Letter" shall mean a document executed by the Co-op
Corporation certifying, with respect to a Co-op Unit, (i) the appurtenant
Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor's name and the Co-op Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the
Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Co-op Corporation have been paid.

                  "Event of Default" shall have the meaning specified in Section
13 hereof.

                  "Event of ERISA Termination" shall, with respect to any
Seller, mean (i) with respect to any Plan, a reportable event, as defined in
Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, or (ii) the withdrawal of such Seller or any ERISA
Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by such Seller or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of
ERISA, or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by such Seller or any ERISA
Affiliate thereof to terminate any Plan, or (v) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of
ERISA, would result in the loss of tax-exempt status of the trust of which such
Plan is a part if such Seller or any ERISA Affiliate thereof fails to timely provide security to the Plan in accordance with the provisions of said Sections, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by such Seller or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for such Seller or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(c)(11) or 412(n) of the
Code with respect to any Plan.

                  "Event of Insolvency" shall mean, for any Person:

                  (a) that such Person or any Affiliate shall discontinue or abandon operation of its business; or

                  (b) that such Person or any Affiliate shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or

                                      -8-

                  (c) a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Person or any Affiliate in an involuntary case under any applicable bankruptcy, insolvency, liquidation, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such
Person or any Affiliate, or for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

                  (d) the commencement by such Person or any Affiliate of a
voluntary case under any applicable bankruptcy, insolvency or other similar Law now or hereafter in effect, or such Person's or any Affiliate's consent to the entry of an order for relief in an involuntary case under any such Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of such Person, or for any substantial part of its property, or any general assignment for the benefit of creditors; or

                  (e) that such Person or any Affiliate shall become insolvent;
or

                  (f) if such Person or any Affiliate is a corporation, such
Person or any Affiliate, or any of their subsidiaries, shall take any corporate action in furtherance of, or the action of which would result in any of the actions set forth in the preceding clause (a), (b), (c), (d) or (e).

                  "Excluded Taxes" shall have the meaning specified in Section
7(e) hereof.

                  "Expenses" shall mean all present and future expenses incurred by or on behalf of the Buyer in connection with this Repurchase Agreement or any of the other Repurchase Documents and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the cost of title, lien, judgment and other record searches; attorneys' fees; and costs of preparing and recording any
UCC financing statements or other filings necessary to perfect the security interest created hereby.

                  "Fannie Mae" shall mean Fannie Mae, or any successor thereto.

                  "FHA" shall mean the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any
successor thereto, and including the Federal Housing Commissioner and the
Secretary of Housing and Urban Development where appropriate under the FHA
Regulations.

                  "FHA Approved Mortgagee" shall mean a corporation or
institution approved as a mortgagee by the FHA under the National Housing Act, as amended from time to time, and applicable FHA Regulations, and eligible to own and service mortgage loans such as the FHA Loans.

                  "FHA Loan" shall mean a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.

                  "FHA Mortgage Insurance" shall mean, mortgage insurance
authorized under the National Housing Act, as amended from time to time, and provided by the FHA.

                                      -9-

                  "FHA Mortgage Insurance Contract" shall mean the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.

                  "FHA Regulations" shall mean the regulations promulgated by the Department of Housing and Urban Development under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other Department of Housing and Urban Development issuances relating to FHA
Loans, including the related handbooks, circulars, notices and mortgagee letters.

                  "FICO" shall mean Fair Isaac & Co., or any successor thereto.

                  "Fidelity Insurance" shall mean insurance coverage with
respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud.

                  "Financial Statements" shall mean the consolidated financial statements of the Sellers prepared in accordance with GAAP for the year or other period then ended. Such financial statements will be audited, in the case of annual statements, by BDO Seidman LLP or such other independent certified public accountants approved by the Buyer (which approval shall not be unreasonably withheld).

                  "Fitch" shall mean Fitch, Inc., or any successor thereto.

                  "Freddie Mac" shall mean Freddie Mac, or any successor
thereto.

                  "Full Documentation Loan" shall mean a Mortgage Loan acquired and owned by a Seller that has been closed, funded and qualifies without exception as an Eligible Mortgage Loan and satisfies all of the requirements under the Underwriting Guidelines for a "full documentation" Mortgage Loan.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

                  "Ginnie Mae" shall mean the Government National Mortgage
Association, or any successor thereto.

                  "Governmental Authority" shall mean any nation or government, any state, county, municipality or other political subdivision thereof or any governmental body, agency, authority, department or commission (including, without limitation, any taxing authority) or any instrumentality or officer of any of the foregoing (including, without limitation, any court or tribunal)
exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned by or controlled by the foregoing
(including without limitation the Appropriate Federal Banking Agency having jurisdiction over the Sellers, any of their Subsidiaries or any of their properties).

                                      -10-

                  "Guarantee" shall mean, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other
Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and
"Guaranteed" used as verbs shall have correlative meanings.

                  "HELOC" shall mean a home equity revolving line of credit
secured by a mortgage, deed of trust or other instrument creating a first or second lien on the related Mortgaged Property, which lien secures the related
Credit Line Agreement, and which is underwritten in conformity with the
Underwriting Guidelines.

                  "High Cost Mortgage Loan" shall mean a Mortgage Loan
classified as (a) a "high cost" loan under the Home Ownership and Equity
Protection Act of 1994 or (b) a "high cost," "threshold," "covered," or
"predatory" loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

                  "HUD" shall mean the Department of Housing and Urban
Development.

                  "Income" shall mean, with respect to any Mortgage Loan at any time, any principal thereof then payable and all interest, dividends or other distributions payable thereon.

                  "Indebtedness" shall mean, with respect to any Person: (a)
obligations created, issued or incurred by such Person for borrowed money
(whether by loan, the issuance and sale of debt securities or the sale of
Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money)
arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c)
Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person;
(d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (f)
Indebtedness of others Guaranteed by such Person; (g) all obligations of such
Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and (h) Indebtedness of general partnerships of which such
Person is a general partner; and (i) Capital Lease Obligations of such Person.

                  "Indemnified Party" shall have the meaning specified in
Section 15 hereof.

                                      -11-

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans, any short sale of US Treasury Securities, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Seller and a counterparty acceptable to the Buyer and in accordance with the Seller's hedging policies and procedures.

                  "Late Payment Fee" shall have the meaning specified in Section
5(a) hereof.

                  "LIBOR Period" shall mean, with respect to each Payment Date, the period from and including the immediately preceding Payment Date (or, with respect to the first LIBOR Period for each Transaction, from and including the related Purchase Date) to but excluding such Payment Date, unless otherwise agreed to by the Buyer and the Seller and set forth in the related Confirmation.

                  "LIBOR Rate" shall mean, with respect to each day during the applicable LIBOR Period, the rate per annum equal to the one month London
Inter-Bank Offered Rate for United States Dollar deposits as reported on the display designated as "BBAM" "Page 1229a" on Bloomberg (or such other display as may replace "BBAM" "Page 1229a" on Bloomberg), as of 8:00 a.m., New York City
time, on the date two Business Days prior to the commencement of such LIBOR
Period, and if such rate shall not be so quoted, or if the related LIBOR Period shall be less than one month, the rate per annum at which the Buyer or its
Affiliate is offered dollar deposits at or about 8:00 a.m., New York City time, on the date two Business Days prior to the commencement of the such LIBOR
Period, by prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Transactions are then being conducted for delivery on such day for a period of one month or such other period as agreed upon in writing by the Buyer and the Sellers and in an amount comparable to the amount of the Transactions outstanding on such day.

                  "Lien" shall mean any lien, claim, charge, restriction,
pledge, security interest, mortgage, deed of trust or other encumbrance.

                  "Loan to Value Ratio" or "LTV" shall mean with respect to any
Mortgage Loan, the ratio of the original outstanding principal amount of the
Mortgage Loan to the lesser of (a) the Appraised Value of the related Mortgaged
Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of the related Mortgaged Property.

                  "Margin Call" shall have the meaning specified in Section 4(a)
hereof.

                  "Margin Deficit" shall have the meaning specified in
Section 4(a).

                  "Market Value" shall mean, as of any date with respect to any
Purchased Mortgage Loan, the price at which such Mortgage Loan could readily be sold as determined by the Buyer in its sole discretion. The Market Value of any
Purchased Mortgage Loan will be determined by the Buyer in its sole good faith discretion, taking into account customary factors such as market conditions, interest rates and other factors deemed appropriate by the Buyer.

                                      -12-

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition or prospects of any Seller or any Affiliate, (b) the ability of any Seller or any Affiliate to perform its obligations under any of the Repurchase Documents to which it is a party, (c) the validity or enforceability of any of the Repurchase Documents,
(d) the rights and remedies of the Buyer or any Affiliate under any of the
Repurchase Documents, (e) the timely payment of any amounts payable under the
Repurchase Documents, or (f) the Market Value of the Purchased Mortgage Loans.

                  "Maximum Purchase Price" shall mean $500,000,000.

                  "MBS" shall mean collateralized mortgage obligations and other mortgage-backed securities.

                  "MERS" shall mean Mortgage Electronic Registration Systems,
Inc., a corporation organized and existing under the laws of the State of
Delaware, or any successor thereto.

                  "MERS Mortgage Loan" shall mean any Purchased Mortgage Loan registered with MERS on the MERS System.

                  "MERS System" shall mean the system of recording transfers of mortgages electronically maintained by MERS.

                  "MIN" shall mean the mortgage identification number for any
MERS Mortgage Loan.

                  "Minimum Purchase Price" shall mean $5,000,000.

                  "MOM Loan" shall mean any Purchased Mortgage Loan as to which
MERS is acting as mortgagee, solely as nominee for the originator of such
Mortgage Loan and its successors and assigns.

                  "Monthly Payment" shall mean the scheduled monthly payment of principal and interest on a Mortgage Loan.

                  "Moody's" shall mean Moody's Investors Service, Inc. or any successors thereto.

                  "Mortgage" shall mean each mortgage, assignment of rents,
security agreement and fixture filing, deed of trust, deed to secure debt, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto, unless such Mortgage is granted in connection with a Co-op Loan, in which case the first lien position is in the stock of the subject cooperative association and in the tenant's rights in the cooperative lease relating to such stock.

                  "Mortgage File" shall mean, (a) with respect to a Mortgage
Loan other than a Co-op Loan, the documents and instruments relating to such
Mortgage Loan and set forth in Exhibit I hereto and (b) with respect to a
Mortgage Loan that is a Co-op Loan, the documents and instruments relating to such Mortgage Loan set forth in Exhibit G.

                                      -13-

                  "Mortgage Interest Rate" shall mean the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related
Mortgage Note.

                  "Mortgage Loan" shall mean any first or second lien,
one-to-four-family residential mortgage loan evidenced by a Mortgage Note and secured by a Mortgage, which Mortgage Loan is subject to a Transaction hereunder, which in no event shall include any mortgage loan which (a) is subject to Section 226.32 of Regulation Z or any similar state law or local
(relating to high interest rate credit/lending transactions), (b) includes any single premium credit life or accident and health insurance or disability insurance, or (c) is a High Cost Mortgage Loan.

                  "Mortgage Loan Schedule" shall mean with respect to any
Transaction as of any date, a mortgage loan schedule in the form of a computer tape or other electronic medium generated by a Seller and delivered to Buyer and the Custodian, which provides information (including, without limitation, the information set forth on Exhibit L attached hereto) relating to the Purchased
Mortgage Loans in a format acceptable to the Buyer.

                  "Mortgage Loan Schedule and Exception Report" shall have the meaning set forth in the Custodial Agreement.

                  "Mortgage Note" shall mean the promissory note or other
evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  "Mortgaged Property" shall mean the real property securing repayment or other Co-op Loan collateral of the debt evidenced by a Mortgage
Note.

                  "Mortgagor" shall mean the obligor or obligors on a Mortgage
Note, including any Person who has assumed or guaranteed the obligations of the obligor thereunder.

                  "Multiemployer Plan" shall mean, with respect to any Person, a
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by a Seller or any ERISA Affiliate thereof on behalf of its employees and which is covered by Title IV of ERISA.

                  "Negative Amortization Mortgage Loan" shall mean a Mortgage
Loan (i) whose Mortgage Note provides for accrued interest to be added to the outstanding principal balance to negatively amortize such outstanding principal balance and (ii) for which there is a Takeout Commitment with sufficient capacity to cover such Negative Amortization Mortgage Loan.

                  "Net Income" shall mean, for any Person for any period, the net income of such Person for such period as determined in accordance with GAAP.

                  "Net Worth" shall mean, with respect to any Person, an amount equal to, on a consolidated basis, such Person's stockholder equity (determined in accordance with GAAP).

                  "Non-Excluded Taxes" shall have the meaning set forth in
Section 7(a) hereof.

                  "Non-Exempt Buyer" shall have the meaning specified in Section
7(e) hereof.

                                      -14-

                  "Non-Owner Occupied Mortgage Loan" shall mean a Mortgage Loan whereby the Mortgagor does not occupy the related Mortgaged Property as its primary residence.

                  "Non-Recourse Debt" shall mean Indebtedness under any of the following:

                  (a) a credit or repurchase facility payable solely from the assets sold or pledged to secure such facility and under which no purchaser or creditor has recourse to Holdings or any of its Subsidiaries if such assets are inadequate or unavailable to pay off such credit or repurchase facility, and neither Holdings nor any of its Subsidiaries effectively has any obligation to directly or indirectly pay any such deficiency;

                  (b) the unguaranteed portion of a credit or repurchase
facility payable from the assets sold or pledged to secure such facility and under which no purchaser or creditor has recourse to Holdings or any of its
Subsidiaries if such assets are inadequate or unavailable to pay off such credit or repurchase facility, and neither Holdings or any of its Subsidiaries effectively has any obligation to directly or indirectly pay any such deficiency, provided nothing herein shall prohibit or restrict Holdings or any of its Subsidiaries from retaining liability for breaches of typical seller's representations and warranties made by them in connection with sales of assets;
and

                  (c) an MBS payable solely from the assets evidenced by or
pledged to secure such MBS, under which MBS no purchaser or creditor has recourse to Holdings or any of its Subsidiaries if such assets are inadequate or unavailable to pay off such MBS, and neither Holdings or any of its Subsidiaries effectively has any obligation to directly or indirectly pay any such deficiency; provided that nothing herein shall prohibit or restrict Holdings or any of its Subsidiaries from retaining liability for breaches of typical
Seller's representations and warranties made by them in connection with the securitization of assets.

                  "Obligations" shall mean (a) any amounts due and payable by the Sellers to Buyer in connection with a Transaction hereunder, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding) and all other fees or expenses which are payable hereunder or under any of the Repurchase
Documents and (b) all other obligations or amounts due and payable by the
Sellers to the Buyer or an Affiliate of Buyer under any other contract or agreement.

                  "Other Taxes" shall have the meaning set forth in Section 7(b)
hereof.

                  "OFAC" shall have the meaning set forth in Section 11(ff)
hereof.

                  "Payment Date" shall mean the first (1st ) day of each month, or if such date is not a Business Day, the Business Day immediately preceding the first day of the month.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Periodic Advance Repurchase Payment" shall have the meaning specified in Section 5(a).

                                      -15-

                  "Person" shall mean any individual, corporation, company,
voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" shall mean, with respect to any Person, any employee benefit or similar plan that is or was at any time during the current year or immediately preceding five years established or maintained by such Person or any
ERISA Affiliate thereof and that is covered by Title IV of ERISA, other than a
Multiemployer Plan.

                  "PMI Policy" shall mean a policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Repurchase
Agreement with respect to certain Mortgage Loans.

                  "Post-Default Rate" shall mean a rate equal to the sum of (a)
the Pricing Rate and (b) three percent (3.00%).

                  "Price Differential" shall mean, with respect to any
Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate (or, during the continuation of an Event of
Default, by daily application of the Post-Default Rate) for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the
Purchase Date for such Transaction and ending on (but excluding) the Repurchase
Date (reduced by any amount of such Price Differential previously paid by the
Sellers to Buyer with respect to such Transaction).

                  "Pricing Rate" shall mean a rate per annum equal to the sum of
(a) the LIBOR Rate plus (b) the Pricing Spread.

                  "Pricing Spread" shall mean, so long as no Event of Default has occurred and is then continuing, 0.50%;

                  "Principal Paydown Payments" shall mean payments of principal, including full and partial prepayments, related to the Purchased Mortgage Loans, remitted by the Seller on the Principal Payment Date.

                  "Principal Payment Date" shall mean the fifteenth (15th) day of each month, or if such date is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

                  "Prohibited Person" shall have the meaning set forth in
Section 11(ff) hereof.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Proprietary Lease" shall mean the lease on a Co-op Unit
evidencing the possessory interest of the owner in the Co-op Shares in such
Co-op unit.

                  "PUHC Act" shall mean the Public Utility Holding Company Act of 1935, as amended.

                                      -16-

                  "Purchase Date" shall mean the date on which Purchased
Mortgage Loans are transferred by a Seller to the Buyer or its designee.

                  "Purchase Money Mortgage Loan" shall mean a Mortgage Loan the proceeds of which are used to acquire the related Mortgaged Property.

                  "Purchase Price" shall mean the aggregate Asset Value of the
Purchased Mortgage Loans on the Purchase Date, and thereafter, except where the
Buyer and the Sellers agree otherwise, such Purchase Price decreased by the amount without duplication, of any cash, Income and Periodic Advance Repurchase
Payments actually received by Buyer pursuant to Section 5 or applied to reduce the Sellers' obligations under Section 4(a) hereof.

                  "Purchase Price Increase" shall mean an increase in the
Purchase Price for a HELOC based upon a Draw, as requested by Sellers pursuant to Section 3(c) hereof.
                  "Purchase Price Percentage" shall mean:

                  (a)    with respect to all Mortgage Loans other than Negative
Amortization Mortgage Loans, 98%; and

                  (b)    with respect to Mortgage Loans which are Negative
Amortization Mortgage Loans, 97%.

                  "Purchased Mortgage Loans" shall mean the Mortgage Loans sold by a Seller to Buyer in a Transaction, and any Additional Purchased Mortgage
Loans as evidenced by a Confirmation and a Trust Receipt, which are either (i)
listed on the related Mortgage Loan Schedule attached to the related Transaction
Request or (ii) with respect to which the related Mortgage Note is in the possession of the Custodian and which Mortgage Loans the Custodian has been instructed to hold pursuant to the Custodial Agreement.

                  "Purchased Mortgage Loan Report" shall mean a report,
delivered with each Transaction Request, once per month, or upon the request of the Buyer, including a Mortgage Loan Schedule, setting forth information with respect to the Purchased Mortgage Loans (and Mortgage Loans proposed to be the subject of a Transaction on the related Purchase Date, if applicable) in the form of Exhibit M.

                  "Qualified Insurer" shall mean a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and acceptable under the Underwriting Guidelines

                  "Qualified Substitute Mortgage Loan" shall mean a Mortgage
Loan that satisfies the criteria for an Eligible Mortgage Loan and will be substituted for a Purchased Mortgage Loan which is no longer an Eligible
Mortgage Loan, which on the date of such substitution, has an outstanding principal balance not less than the outstanding principal balance of the deleted
Mortgage Loan.

                  "Rating Agency" shall mean any of S&P, Moody's or Fitch.

                                      -17-

                  "Recognition Agreement" shall mean, an agreement among a Co-op
Corporation, a lender and a Mortgagor with respect to a Co-op Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such
Co-op Loan, and (ii) make certain agreements with respect to such Co-op Loan.

                  "Refinanced Mortgage Loan" shall mean a Mortgage Loan the
proceeds of which were not used to purchase the related Mortgaged Property.

                  "Register" shall have the meaning specified in Section 22
hereof.

                  "Regulation D" shall mean Regulation D promulgated by the
Board of Governors of the Federal Reserve System, 12 C.F.R. Part 204, or any
other regulation when promulgated to replace the prior Regulation D and having substantially the same function.

                  "Regulations T, U and X" shall mean Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "REIT" shall mean a real estate investment trust, as defined in Section 856 of the Code, as may be amended from time to time.

                  "Reportable Event" shall mean any of the events set forth in
Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .21, .22, .24, .26, .27 or .28 of PBGC
Reg. ss. 4043.

                  "Repurchase Agreement" shall mean this Master Repurchase
Agreement between Buyer and the Sellers, dated as of the date hereof as the same may be further amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Repurchase Assets" shall have the meaning provided in
Section 8 hereof.

                  "Repurchase Date" shall mean the date on which the Sellers are to repurchase the Purchased Mortgage Loans subject to a Transaction from Buyer as specified in the related Confirmation, or if not so specified on a date requested pursuant to Section 3(d) or on the Termination Date, including any date determined by application of the provisions of Sections 3 or 14.

                  "Repurchase Documents" shall mean this Repurchase Agreement, the Custodial Agreement and the Account Agreement.

                  "Repurchase Price" shall mean the price at which Purchased
Mortgage Loans are to be transferred from Buyer or its designee to the Sellers upon termination of a Transaction, which will be determined in each case
(including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination.

                  "Requirement of Law" shall mean as to any Person, the
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, procedure or determination of an arbitrator or a court or other

                                      -18-

Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" shall mean, as to any Person, the chief executive officer, the chief financial officer, the treasurer or the chief operating officer of such Person.

                  "S&P" shall mean Standard & Poor's Ratings Services, or any successor thereto.

                  "Second Lien Mortgage Loan" shall mean a Mortgage Loan secured by a second lien on the related Mortgaged Property.

                  "Section 7 Certificate" shall have the meaning specified in
Section 7(e)(ii) hereof.

                  "Seller" shall mean each of MortgageIT, Holdings, MHL, NABL and/or any successor in interest thereto.

                  "Servicer" shall mean GMAC Mortgage Corporation, or any
successor or permitted assigns or other Person which serves as a sub-servicer to any Seller or any Person listed by S&P as a "Select Residential Mortgage Loan
Servicer" or any other Person approved by Buyer in writing (which approval shall not be unreasonably withheld).

                  "Servicer Notice" shall mean the notice acknowledged by the
Servicer substantially in the form of Exhibit O hereto.

                   "Servicing Agreement" shall mean that certain loan servicing agreement, dated as of September 26, 2003, among the MortgageIT, Inc. and GMAC
Mortgage Corporation, as the same may be amended from time to time.

                  "Single-Employer Plan" shall mean a single-employer plan as defined in Section 4001(a)(15) of ERISA which is subject to the provisions of
Title IV of ERISA.

                  "Stock Certificate" shall mean, with respect to a Co-op Loan, the certificates evidencing ownership of the Co-op Shares issued by the Co-op
Corporation.

                  "Stock Power" shall mean, with respect to a Co-op Loan, an assignment of the Stock Certificate or an assignment of the Co-op Shares issued by the Co-op Corporation.

                  "Subordinated Debt" shall mean, Indebtedness of a Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is six (6) months following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of such Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of such Seller to Buyer hereunder on terms and conditions approved in writing by Buyer and all other terms and conditions of which are satisfactory in form and substance to Buyer.

                                      -19-

                  "Subprime Mortgage Loan" shall mean a Mortgage Loan originated in accordance with the Underwriting Guidelines for subprime Mortgage Loans with a principal balance of not more than $650,000 and with a Mortgagor with a credit grade of not lower than "B".

                  "Subsidiary" shall mean, with respect to any Person, any
corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity
(irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Takeout Commitment" shall mean a commitment of a Seller to sell one or more Mortgage Loans to a Takeout Investor, and the corresponding
Takeout Investor's commitment back to such Seller to effectuate the foregoing.

                  "Takeout Investor" shall mean any institution listed on
Exhibit N hereto which has made a Takeout Commitment and has been approved by
Buyer.

                  "Taxes" shall have the meaning set forth in Section 7(a)
hereof.

                  "Termination Date" shall mean the date which is 360 days from the date hereof which shall be October 9, 2006.

                  "Termination Event" shall have the meaning set forth in
Section 13.01 hereof.

                  "Total Liabilities" shall mean all liabilities of Holdings and its Subsidiaries including Nonrecourse Debt as, in accordance with GAAP, are reflected on Holdings' consolidated balance sheet, and also including all contingent liabilities and obligations (including recourse servicing, recourse sale and other recourse obligations, and guarantee, indemnity and mortgage loan repurchase obligations.)

                  "Total Recourse Liabilities" shall mean Total Liabilities
minus (i) Nonrecourse Debt and (ii) Subordinated Debt.

                  "Transaction" has the meaning specified in Section 1.

                  "Transaction Request" shall mean a request from a Seller to
Buyer to enter into a Transaction.

                  "Trust Receipt" shall have the meaning set forth in the
related Custodial Agreement.

                                      -20-

                  "Underwriting Guidelines" shall mean the underwriting
guidelines of MortgageIT, attached hereto as Exhibit F, as such underwriting guidelines may be amended from time to time in conformity with the terms of this
Repurchase Agreement.

                  "Uniform Commercial Code" shall mean the Uniform Commercial
Code as in effect from time to time in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Repurchase Assets or the continuation, renewal or enforcement thereof is governed by the Uniform
Commercial Code as in effect in a jurisdiction other than New York, "Uniform
Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "VA" shall mean the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the
Secretary of Veterans Affairs.

                  "VA Approved Lender" shall mean a lender which is approved by the VA to act as a lender in connection with the origination of VA Loans.

                  "VA Loan" shall mean a Mortgage Loan which is subject of a VA
Loan Guaranty Agreement as evidenced by a VA Loan Guaranty Agreement, or a
Mortgage Loan which is a vender loan sold by the VA.

                  "VA Loan Guaranty Agreement" shall mean the obligation of the
United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen's
Readjustment Act, as amended.

                  Section 3.    Initiation; Termination. (a) Conditions
Precedent to Initial Transaction. Buyer's obligation to enter into the initial
Transaction hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Transaction, of the condition precedent that Buyer shall have received from the Sellers any fees and expenses payable hereunder, and all of the following documents, each of which shall be satisfactory to Buyer and its counsel in form and substance:

                  (i)    The following Repurchase Documents delivered to the
          Buyer:

                         (A)    Repurchase Agreement. This Repurchase Agreement,
                  duly executed by the parties thereto;

                         (B)    Custodial Agreement. The Custodial Agreement,
                  duly executed by the parties thereto;

                         (C)    Account Agreement. An Account Agreement, duly
                  executed by the parties thereto in form and substance
                  acceptable to the Buyer; and

                         (D)    Electronic Tracking Agreement. To the extent the
                  Sellers are selling Mortgage Loans which are registered on
                  MERS System, an Electronic

                                      -21-

                  Tracking Agreement entered into, duly executed and delivered by the parties thereto, in full force and effect, free of
                  any modification, breach or waiver.

                  (ii) Opinions of Counsel. An opinion or opinions of outside counsel to the Sellers, substantially in the form of Exhibit B;

                  (iii) Organizational Documents. A certificate of corporate existence of each Seller delivered to Buyer prior to the Effective
          Date (or if unavailable, as soon as available thereafter) and certified copies of the charter and by-laws (or equivalent documents)
          of such Seller and of all corporate or other authority for such Seller with respect to the execution, delivery and performance of the
          Repurchase Documents and each other document to be delivered by such
          Seller from time to time in connection herewith;

                  (iv) Security Interest. Evidence that all other actions
          necessary or, in the opinion of Buyer, desirable to perfect and protect Buyer's interest in the Purchased Mortgage Loans and other
          Repurchase Assets have been taken, including, without limitation, UCC searches and duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1;

                  (v) Underwriting Guidelines. A true and correct copy of the
          Underwriting Guidelines certified by an officer of MortgageIT;

                  (vi) Insurance. Evidence that Sellers have added Buyer as an additional loss payee under their Fidelity Insurance; and

                  (vii) Other Documents. Such other documents as Buyer may
          reasonably request, in form and substance reasonably acceptable to
          Buyer.

                  (b)    Conditions Precedent to all Transactions. Buyer's
agreement to enter into each Transaction (including the initial Transaction) is subject to the satisfaction of the following further conditions precedent, both immediately prior to entering into such Transaction and also after giving effect thereto to the intended use thereof:

                  (i)    Buyer shall have executed and delivered a Confirmation
          in accordance with the procedures set forth in Section 3(c);

                  (ii)   No Termination Event, Default or Event of Default shall
          have occurred and be continuing under the Repurchase Documents;

                  (iii)  Both immediately prior to the Transaction and also
          after giving effect thereto and to the intended use thereof, the representations and warranties made by each Seller in Section 11 hereof, shall be true, correct and complete on and as of such Purchase
          Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                                      -22-

                  (iv)   After giving effect to the requested Transaction, (A)
          the aggregate outstanding Purchase Price for all Purchased Mortgage
          Loans subject to then outstanding Transactions under this Repurchase
          Agreement shall not exceed the Maximum Purchase Price and (B) the requested Purchase Price shall be no less than the Minimum Purchase
          Price;

                  (v)    After giving effect to the requested Transaction, there
          shall have been no more than five (5) Transactions per week;

                  (vi)   After giving effect to the requested Transaction, the
          Asset Value of all Purchased Mortgage Loans exceeds the aggregate
          Repurchase Price for such Transactions;

                  (vii)  Subject to the Buyer's right to perform one or more Due
          Diligence Reviews pursuant to Section 29 hereof, the Buyer shall have completed its due diligence review of the Mortgage Loans for each
          Purchased Mortgage Loan, and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Purchased Mortgage Loan as the Buyer in its sole discretion deems appropriate to review and such review shall be satisfactory to the Buyer in its sole discretion;

                  (viii) On or prior to 4:00 p.m. (New York Time) one (1) day prior to the related Purchase Date, each applicable Seller shall have delivered to the Buyer (a) a Transaction Request, and (b) a Purchased
          Mortgage Loan Report.

                  (ix)   The Sellers shall have delivered to the Custodian the
          Mortgage File with respect to each Purchased Mortgage Loan and the
          Custodian shall have issued a Trust Receipt with respect to each such
          Purchased Mortgage Loan to the Buyer;

                  (x)    The Buyer shall have received all fees and expenses of
          counsel to the Buyer as contemplated by Sections 15(b) and 29 which amount, at the Buyer's option, may be withheld from any Transaction hereunder;

                  (xi)   To the extent Sellers are selling Mortgage Loans which
          are registered on the MERS(R) System, the Sellers shall have delivered an Electronic Tracking Agreement entered into, duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver;

                  (xii)  None of the following shall have occurred and/or be continuing:

                         (A)    an event or events shall have occurred in the
                  good faith determination of the Buyer resulting in the
                  effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by securities or an event or events shall have occurred resulting in the
                  Buyer not being able to finance Purchased Mortgage Loans
                  through the "repo market" or "lending market" with
                  traditional counterparties at rates which would have been
                  reasonable prior to the occurrence of such event or events;
                  or

                                      -23-

                         (B)    there shall have occurred a material adverse
                  change in the financial condition of the Buyer which affects
                  (or can reasonably be expected to affect) materially and
                  adversely the ability of the Buyer to fund its obligations under this Repurchase Agreement;

                  (xiii) Each Transaction Request delivered by a Seller
          hereunder shall constitute a certification by such Seller that all the conditions set forth in this Section 3(b) (other than clause (xii)
          hereof) have been satisfied (both as of the date of such notice or request and as of the date of such purchase); and

                  (xiv) Upon request, the Buyer shall have received from outside counsel to the Sellers an updated favorable opinion or opinions, in form and substance satisfactory to the Buyer, covering and updating such matters that were originally addressed in the initial opinion issued.

                  (c)    Initiation; Confirmation.

                  (i)    Each Seller shall deliver a Transaction Request to the
          Buyer on or prior to 4:00 p.m. on the date one (1) Business Day prior to entering into any Transaction. Such Transaction Request shall include a Purchased Mortgage Loan Report with respect to the Mortgage
          Loans to be sold in such requested Transaction. Buyer shall confirm the terms of each Transaction by issuing a written confirmation to each Seller promptly after the parties enter into such Transaction in the form of Exhibit A attached hereto (a "Confirmation"). Such
          Confirmation shall set forth (A) the Purchase Date, (B) the Purchase
          Price or Purchase Price Increase, as applicable, (C) the Repurchase
          Date, (D) the Pricing Rate applicable to the Transaction, (E) the applicable Purchase Price Percentages, and (F) additional terms or conditions not inconsistent with this Repurchase Agreement. Each
          Seller shall execute and return the Confirmation to Buyer via facsimile on or prior to 5:00 p.m. (New York time) on the date one (1)
          Business Day prior to the related Purchase Date, with the executed and acknowledged original Confirmation to follow via overnight delivery
          (and in any event to arrive no later than 48 hours after the related
          Purchase Date).

                  (ii)   The Repurchase Date for each Transaction shall not be
          later than the date which is 364 days after the related Purchase Date.

                  (iii)  Each Confirmation, together with this Repurchase
          Agreement, shall be conclusive evidence of the terms of the
          Transaction(s) covered thereby unless objected to in writing by the
          Sellers no more than two (2) Business Days after the date the
          Confirmation was received by the Sellers or unless a corrected
          Confirmation is sent by Buyer. An objection sent by the Sellers must state specifically the portion which is objected to, must specify the provision(s) being objected to by the Sellers, must set forth such provision(s) in the manner that the Sellers believe they should be stated, and must be received by Buyer no more than two (2) Business
          Days after the Confirmation was received by the Sellers.

                                      -24-

                  (iv)   Subject to the terms and conditions of this Repurchase
          Agreement, during such period the Sellers may sell, repurchase and resell Eligible Mortgage Loans hereunder.

                  (v)    In no event shall a Transaction be entered into when
          the Repurchase Date for such Transaction would be later than the
          Termination Date.

                  (vi)   The Sellers shall deliver to the Custodian the Mortgage
          Loan File pertaining to each Eligible Mortgage Loan to be purchased by the Buyer in accordance with the terms of the Custodial Agreement.

                  (vii)  Subject to the provisions of this Section 3, the
          Purchase Price will then be made available to the Sellers by the Buyer transferring, via wire transfer, in the aggregate amount of such
          Purchase Price or Purchase Price Increase, as applicable, in funds immediately available.

                  (viii) Sellers may request a Purchase Price Increase not more than once per month on account of a Draw made by a Mortgagor on the related HELOC. The Buyer shall not be obligated to fund such Purchase
          Price Increase if a Margin Deficit exists or would exist as a result thereof.

                  (d)    Repurchase.

                  (i)    The Sellers may repurchase Purchased Mortgage Loans
          without penalty or premium, subject to the last sentence of this
          Section 3(d)(i), on any date. The Repurchase Price payable for the repurchase of any such Purchased Mortgage Loan shall be reduced as provided in Section 5(d). If the Sellers intend to make such a repurchase, the Sellers shall give one (1) Business Day's prior written notice thereof to the Buyer, designating the Purchased
          Mortgage Loans to be repurchased. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, and, on receipt, such amount shall be applied to the Repurchase Price for the designated Purchased Mortgage Loans.

                  (ii)   On the Repurchase Date, termination of the Transaction
          will be effected by reassignment to a Seller or its designee of the
          Purchased Mortgage Loans (and any Income in respect thereof received by Buyer not previously credited or transferred to, or applied to the obligations of, the Sellers pursuant to Section 5) against the simultaneous transfer of the Repurchase Price to an account of Buyer.
          The Sellers are obligated to obtain the Mortgage Files from Buyer or its designee at the Sellers' expense on the Repurchase Date.

                  Section 4.    Margin Amount Maintenance. (a) If at any time
the aggregate Asset Value of all related Purchased Mortgage Loans subject to all
Transactions is less than the aggregate Repurchase Price for all such
Transactions (a "Margin Deficit"), then Buyer may by notice to the Sellers (as such notice is more particularly set forth below, a "Margin Call"), require the
Sellers to transfer to Buyer or its designee cash or Eligible Mortgage Loans approved by the Buyer in its sole discretion ("Additional Purchased Mortgage
Loans") so that the aggregate Asset Value of the Purchased Mortgage Loans, including any such Additional

                                      -25-

Purchased Mortgage Loans or cash, will thereupon equal or exceed the aggregate
Repurchase Price for all Transactions. If Buyer delivers a Margin Call to
Sellers on or prior to 9:30 a.m. (New York City time) on any Business Day, then the Sellers shall transfer cash or Additional Purchased Mortgage Loans to Buyer no later than 5 p.m. (New York City time) that day. In the event the Buyer delivers a Margin Call to Sellers after 9:30 a.m. (New York City time) on any
Business Day, the Sellers shall be required to transfer cash or Additional
Purchased Mortgage Loans no later than 5 p.m. (New York City time) on the subsequent Business Day.

                  (b)    Buyer's election, in its sole and absolute discretion,
not to make a Margin Call at any time there is a Margin Deficit shall not in any way limit or impair its right to make a Margin Call at any time a Margin Deficit exists.

                  Any cash transferred to the Buyer pursuant to Section 4(a)
above shall be credited to the Repurchase Price of the related Transactions.

                  Section 5.    Income Payments. (a) Notwithstanding that Buyer
and the Sellers intend that the Transactions hereunder be sales to Buyer of the
Purchased Mortgage Loans, the Sellers shall pay to Buyer the accreted value of the Price Differential (less any amount of such Price Differential previously paid by the Sellers to Buyer) plus the amount of any unpaid Margin Deficit (each such payment, a "Periodic Advance Repurchase Payment") on each Payment Date.
Notwithstanding the preceding sentence, if a Seller fails to make all or part of the Periodic Advance Repurchase Payment by 3:00 p.m. (New York time) on any
Payment Date, the Pricing Rate shall be equal to the Post-Default Rate until the
Periodic Advance Repurchase Payment is received in full by Buyer (any such amounts in excess of the standard Price Differential, the "Late Payment Fee").

                  (b)    The Sellers shall hold for the benefit of, and in trust
for, Buyer all Income, including without limitation all Income received by or on behalf of the Sellers with respect to such Purchased Mortgage Loans. All Income shall be held in trust for Buyer, shall constitute the property of Buyer and shall not be commingled with other property of the Sellers or any Affiliate of the Sellers except as expressly permitted above. With respect to each Payment
Date, the Sellers shall remit all Income as follows:

                  (i)    On each Payment Date:

                         (A)    first, to the payment of all costs and fees
                  payable by the Sellers pursuant to this Repurchase
                  Agreement;

                         (B)    second, to the Buyer in payment of any accrued
                  and unpaid Price Differential; and

                         (C)     third, without limiting the rights of Buyer
                  under Section 4 of this Repurchase Agreement, to the Buyer, in the amount of any unpaid Margin Deficit.

                  (ii)   On each Principal Payment Date:

                         (A)    first, to the Buyer the Principal Paydown
                  Payments; and

                                      -26-

                         (B)    second, to the Sellers.

                  (c)    After the occurrence of a Default or an Event of
Default, the Sellers shall deposit such Income in the Collection Account with the Bank and subject to the Account Agreement. All such Income shall be held in trust for Buyer, shall constitute the property of Buyer and shall not be commingled with other property of the Sellers or any Affiliate of the Sellers except as expressly permitted above. Funds deposited in the Collection Account during any month shall be held therein, in trust for the Buyer, until the next
Payment Date.

                  (d)    Buyer shall offset against the Repurchase Price of each
such Transaction all Income and Periodic Advance Repurchase Payments actually received by Buyer pursuant to Section 5(a), excluding any Late Payment Fees paid pursuant to Section 5(a).

                  Section 6.    Requirements Of Law. (a) If any Requirement of
Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i)    shall subject the Buyer to any Tax or increased Tax of
          any kind whatsoever with respect to this Repurchase Agreement or any
          Transaction or change the basis of taxation of payments to the Buyer in respect thereof;

                  (ii)   shall impose, modify or hold applicable any reserve,
          special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of the Buyer which is not otherwise included in the determination of the LIBOR Rate hereunder;

                  (iii)  shall impose on the Buyer any other condition;

and the result of any of the foregoing is to increase the cost to the Buyer, by an amount which the Buyer deems to be material, of entering, continuing or maintaining any Transaction or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Sellers shall promptly pay the
Buyer such additional amount or amounts as calculated by the Buyer in good faith as will compensate the Buyer for such increased cost or reduced amount receivable.

                  (b)    If the Buyer shall have determined that the adoption of
or any change in any Requirement of Law (other than with respect to any amendment made to the Buyer's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by the Buyer or any corporation controlling the Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental
Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Buyer or such corporation could have achieved but for such adoption, change or compliance
(taking into consideration the Buyer's or such corporation's policies with respect to

                                      -27-

capital adequacy) by an amount deemed by the Buyer to be material, then from time to time, the Sellers shall promptly pay to the Buyer such additional amount or amounts as will compensate the Buyer for such reduction.

                  (c)    If the Buyer becomes entitled to claim any additional
amounts pursuant to this Section, it shall promptly notify the Sellers of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by the Buyer to the Sellers shall be conclusive in the absence of manifest error.

                  Section 7.    Taxes

                  (a)    Any and all payments by any Seller under or in respect
of this Repurchase Agreement or any other Repurchase Documents to which such
Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, "Taxes"), unless required by law. If any Seller shall be required under any applicable
Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Repurchase Agreement or any of the other
Repurchase Documents to the Buyer, (i) such Seller shall make all such deductions and withholdings in respect of Taxes, (ii) such Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable
Requirement of Law, and (iii) the sum payable by each Seller shall be increased as may be necessary so that after such Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 7) such Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes. For purposes of this Repurchase Agreement the term "Non-Excluded Taxes" are Taxes other than, in the case of a Buyer, Taxes that are imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which such Buyer is organized or of its applicable lending office, or any political subdivision thereof, unless such Taxes are imposed as a result of such Buyer having executed, delivered or performed its obligations or received payments under, or enforced, this
Repurchase Agreement or any of the other Repurchase Documents (in which case such Taxes will be treated as Non-Excluded Taxes).

                  (b)    In addition, each Seller hereby agrees to pay any
present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Repurchase Agreement or any other Repurchase
Document or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Repurchase Agreement or any other
Repurchase Document (collectively, "Other Taxes").

                  (c)    The Sellers will indemnify the Buyer for, and to hold
it harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable under this Section 7 imposed on or paid by such Buyer and any liability
(including penalties, additions to tax, interest and expenses) arising

                                      -28-

therefrom or with respect thereto. The indemnity by the Sellers provided for in this Section 7(c) shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted. Amounts payable by the Sellers under the indemnity set forth in this Section 7(c) shall be paid within ten (10) days from the date on which Buyer makes written demand therefor.

                  (d)    Within thirty (30) days after the date of any payment
of Taxes, the Sellers (or any Person making such payment on behalf of Seller)
shall furnish to Buyer for its own account a certified copy of the original official receipt evidencing payment thereof. For purposes of subsection (e) of this Section 7, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e)    Each Buyer (including for avoidance of doubt any
assignee, successor or participant) that either (i) is not incorporated under the laws of the United States, any State thereof, or the District of Columbia or
(ii) whose name does not include "Incorporated," "Inc.," "Corporation," "Corp.,"
"P.C.," "insurance company," or "assurance company" (a "Non-Exempt Buyer") shall deliver or cause to be delivered to the Sellers the following properly completed and duly executed documents:

                  (i)    in the case of a Non-Exempt Buyer that is not a United
          States person, a complete and executed (x) U.S. Internal Revenue Form
          W-8BEN with Part II completed in which Buyer claims the benefits of a tax treaty with the United States providing for a zero or reduced rate of withholding (or any successor forms thereto), including all appropriate attachments or (y) a U.S. Internal Revenue Service Form
          W-8ECI (or any successor forms thereto); or

                  (ii)   in the case of an individual, (x) a complete and
          executed U.S. Internal Revenue Service Form W-8BEN (or any successor forms thereto) and a certificate substantially in the form of Exhibit
          J (a "Section 7 Certificate") or (y) a complete and executed U.S.
          Internal Revenue Service Form W-9 (or any successor forms thereto); or

                  (iii)  in the case of a Non-Exempt Buyer that is organized under the laws of the United States, any State thereof, or the
          District of Columbia, a complete and executed U.S. Internal Revenue
          Service Form W-9 (or any successor forms thereto), including all appropriate attachments; or

                  (iv)   in the case of a Non-Exempt Buyer that (x) is not
          organized under the laws of the United States, any State thereof, or the District of Columbia and (y) is treated as a corporation for U.S.
          federal income tax purposes, a complete and executed U.S. Internal
          Revenue Service Form W-8BEN claiming a zero rate of withholding (or any successor forms thereto) and a Section 7 Certificate; or

                  (v)    in the case of a Non-Exempt Buyer that (A) is treated
          as a partnership or other non-corporate entity, and (B) is not organized under the laws of the United States, any State thereof, or the District of Columbia, (x)(i) a complete and executed U.S. Internal
          Revenue Service Form W-8IMY (or any successor forms thereto)
          (including all required documents and attachments) and (ii) a Section
          7 Certificate, and (y) without

                                      -29-

          duplication, with respect to each of its beneficial owners and the beneficial owners of such beneficial owners looking through chains of owners to individuals or entities that are treated as corporations for
          U.S. federal income tax purposes (all such owners, "beneficial owners"), the documents that would be required by clause (i), (ii),
          (iii), (iv), (vi), (vii) and/or this clause (v) with respect to each such beneficial owner if such beneficial owner were Buyer, provided, however, that no such documents will be required with respect to a beneficial owner to the extent the actual Buyer is determined to be in compliance with the requirements for certification on behalf of its beneficial owner as may be provided in applicable U.S. Treasury regulations, or the requirements of this clause (v) are otherwise determined to be unnecessary, all such determinations under this clause (v) to be made in the sole discretion of the Sellers, provided, however, that Buyer shall be provided an opportunity to establish such compliance as reasonable; or

                  (vi)   in the case of a Non-Exempt Buyer that is disregarded
          for U.S. federal income tax purposes, the document that would be required by clause (i), (ii), (iii), (iv), (v), (vii) and/or this clause (vi) of this Section 7(e) with respect to its beneficial owner if such beneficial owner were the Buyer; or

                  (vii)  in the case of a Non-Exempt Buyer that (A) is not a
          United States person and (B) is acting in the capacity as an
          "intermediary" (as defined in U.S. Treasury Regulations), (x)(i) a
          U.S. Internal Revenue Service Form W-8IMY (or any successor form thereto) (including all required documents and attachments) and (ii) a
          Section 7 Certificate, and (y) if the intermediary is a "non-qualified intermediary" (as defined in U.S. Treasury Regulations), from each person upon whose behalf the "non-qualified intermediary" is acting the documents that would be required by clause (i), (ii), (iii), (iv),
          (v), (vi), and/or this clause (vii) with respect to each such person if each such person were Buyer.

                  If the forms referred to above in this Section 7(e) that are provided by a Buyer at the time such Buyer first becomes a party to this
Repurchase Agreement or, with respect to a grant of a participation, the effective date thereof, indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be treated as Taxes other than "Non-Excluded Taxes" ("Excluded Taxes") and shall not qualify as
Non-Excluded Taxes unless and until such Buyer provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate shall be considered Excluded Taxes solely for the periods governed by such form. If, however, on the date a Person becomes an assignee, successor or participant to this Repurchase Agreement, Buyer transferor was entitled to indemnification or additional amounts under this Section 7, then the Buyer assignee, successor or participant shall be entitled to indemnification or additional amounts to the extent (and only to the extent), that the Buyer transferor was entitled to such indemnification or additional amounts for
Non-Excluded Taxes, and the Buyer assignee, successor or participant shall be entitled to additional indemnification or additional amounts for any other or additional Non-Excluded Taxes.

                  (f)    For any period with respect to which Buyer has failed
to provide the Sellers with the appropriate form, certificate or other document described in subsection (e) of this Section 7 (other than (i) if such failure is due to a change in any applicable Requirement of Law, or in the interpretation or application thereof, occurring after the date on which a form,

                                      -30-

certificate or other document originally was required to be provided, (ii) if such form, certificate or other document otherwise is not required under subsection (e) of this Section 7, or (iii) if it is legally inadvisable or otherwise commercially disadvantageous for such Buyer to deliver such form, certificate or other document), such Buyer shall not be entitled to indemnification or additional amounts under subsection (a) or (c) of this
Section 7 with respect to Non-Excluded Taxes imposed by the United States by reason of such failure; provided, however, that should a Buyer become subject to
Non-Excluded Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Sellers shall take such steps as such
Buyer shall reasonably request, to assist such Buyer in recovering such
Non-Excluded Taxes.

                  (g)    Without prejudice to the survival of any other
agreement of the Sellers hereunder, the agreements and obligations of the
Sellers contained in this Section 7 shall survive the termination of this
Repurchase Agreement. Nothing contained in this Section 7 shall require the
Buyer to make available any of its tax returns or any other information that it deems to be confidential or proprietary.

                  Section 8.    Security Interest. Although the parties intend
that all Transactions hereunder be sales and purchases (other than for accounting and tax purposes) and not loans, in the event any such Transactions are deemed to be loans, each Seller hereby pledges to Buyer as security for the performance by the Sellers of their Obligations and hereby grants, assigns and pledges to Buyer a fully perfected first priority security interest in the
Purchased Mortgage Loans, the records, and all servicing rights related to the
Purchased Mortgage Loans, the Repurchase Documents (to the extent such
Repurchase Documents and such Seller's right thereunder relate to the Purchased
Mortgage Loans), any Property relating to any Purchased Mortgage Loan or the related Mortgaged Property, any Takeout Commitments relating to any Purchased
Mortgage Loan, all insurance policies and insurance proceeds relating to any
Purchased Mortgage Loan or the related Mortgaged Property, including but not limited to any payments or proceeds under any related primary insurance or hazard insurance, any Income relating to any Purchased Mortgage Loan, the
Collection Account, any Interest Rate Protection Agreements relating to any
Purchased Mortgage Loan, and any other contract rights, accounts (including any interest of such Seller in escrow accounts) and any other payments, rights to payment (including payments of interest or finance charges) and general intangibles to the extent that the foregoing relates to any Purchased Mortgage
Loan and any other assets relating to the Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased
Mortgage Loans, the servicing of the Purchased Mortgage Loans, all collateral under any other secured debt facility (including, without limitation, any facility documented as a repurchase agreement or similar purchase and sale agreement) between the Sellers or their Affiliates on the one hand and the Buyer or the Buyer's Affiliates on the other, and any proceeds (including the related securitization proceeds) and distributions and any other property, rights, title or interests as are specified on a Trust Receipt and Mortgage Loan Schedule and
Exception Report with respect to any of the foregoing, in all instances, whether now owned or hereafter acquired, now existing or hereafter created
(collectively, the "Repurchase Assets").

                  The Sellers hereby authorize the Buyer to file such financing statement or statements relating to the Repurchase Assets without each Seller's signature thereon as the Buyer, at its option, may deem appropriate. The Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 8.

                                      -31-

                  Section 9.    Payment, Transfer And Custody. (a) Unless
otherwise mutually agreed in writing, all transfers of funds to be made by the
Sellers hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Buyer at the following account maintained by the Buyer: Account No. 144-089059, for the account of
Gestation, JPMorgan Chase Bank, N.A., ABA No. 021-00-021, Attn: William Wright,
not later than 4:00 p.m. New York City time, on the date on which such payment shall become due (and each such payment made after such time shall be deemed to have been made on the next succeeding Business Day). Each of the Sellers acknowledges that it has no rights of withdrawal from the foregoing account.

                  (b)    On the Purchase Date for each Transaction, ownership of
the Purchased Mortgage Loans shall be transferred to the Buyer or its designee against the simultaneous transfer of the Purchase Price as follows: (i) to the account designated in any applicable security release certification to the extent any of the Purchased Mortgage Loans are subject to another warehouse line and (ii) any amounts not remitted pursuant to clause (i), to the Sellers:
Account No. 646-723251, Ref: MortgageIT, Inc., HSBC, Bank, ABA No. 021001088,
simultaneously with the delivery to the Buyer of the Purchased Mortgage Loans relating to each Transaction. With respect to the Purchased Mortgage Loans being sold by a Seller on a Purchase Date, each Seller hereby sells, transfers, conveys and assigns to Buyer or its designee without recourse, but subject to the terms of this Repurchase Agreement, all the right, title and interest such
Seller in and to the Purchased Mortgage Loans together with all right, title and interest in and to the proceeds of any related Repurchase Assets.

                  (c)    In connection with such sale, transfer, conveyance and
assignment, on or prior to each Purchase Date, the Sellers shall deliver or cause to be delivered and released to Buyer or its designee the Mortgage Loan
File for the related Purchased Mortgage Loans.

                  Section 10.   Hypothecation or Pledge of Purchased Assets.
Title to all Purchased Mortgage Loans and Repurchase Assets shall pass to Buyer and Buyer shall have free and unrestricted use of all Purchased Mortgage Loans.
Nothing in this Repurchase Agreement shall preclude the Buyer from engaging in repurchase transactions with the Purchased Mortgage Loans or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Purchased
Mortgage Loans. Nothing contained in this Repurchase Agreement shall obligate the Buyer to segregate any Purchased Mortgage Loans delivered to the Buyer by the Sellers.

                  Section 11.   Representations. Each Seller represents and
warrants to the Buyer that as of the Purchase Date of any Purchased Mortgage
Loans by the Buyer from the Sellers and as of the date of this Repurchase
Agreement and any Transaction hereunder and at all times while the Repurchase
Documents and any Transaction hereunder is in full force and effect:

                  (a)    Acting as Principal. The Sellers will engage in such
Transactions as principal (or, if agreed in writing in advance of any
Transaction by the other party hereto, as agent for a disclosed principal).

                  (b)    Mortgage Loan Schedule. The information set forth in
the related Mortgage Loan Schedule and all other information or data furnished by, or on behalf of, the

                                      -32-

Sellers to Buyer is complete, true and correct in all material respects, and the
Sellers acknowledge that Buyer has not verified the accuracy of such information or data.

                  (c)    Solvency. Neither the Repurchase Documents nor any
Transaction thereunder are entered into in contemplation of insolvency or with intent to hinder, delay or defraud any of each Seller's creditors. The transfer of the Mortgage Loans subject hereto is not undertaken with the intent to hinder, delay or defraud any of such Seller's creditors. Each Seller is not insolvent within the meaning of 11 U.S.C. Section 101(32) and the transfer and sale of the Mortgage Loans pursuant hereto (i) will not cause such Seller to become insolvent, (ii) will not result in any property remaining with such
Seller to be unreasonably small capital, and (iii) will not result in debts that would be beyond such Seller's ability to pay as same mature. The Sellers received reasonably equivalent value in exchange for the transfer and sale of the Purchased Mortgage Loans subject hereto.

                  (d)    No Broker. The Sellers have not dealt with any broker,
investment banker, agent, or other person, except for the Buyer, who may be entitled to any commission or compensation in connection with the sale of
Purchased Mortgage Loans pursuant to this Repurchase Agreement .

                  (e)    Ability to Perform. No Seller believes, nor do they
have any reason or cause to believe, that they cannot perform each and every covenant contained in the Repurchase Documents to which they are parties on their part to be performed.

                  (f)    Existence. MortgageIT is a corporation duly organized,
validly existing and in good standing under the laws of New York. Holdings is a corporation duly organized, validly existing and in good standing under the laws of Maryland. MHL is a corporation duly organized, validly existing and in good standing under the laws of Delaware. NABL is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each Seller
(b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect. Each Seller and the Servicer are duly registered as mortgage lenders and servicers, as applicable, in each state in which Mortgage Loans have been or are from time to time originated, to the extent such registration is required by any applicable Requirement of Law, except where the failure to register could not reasonably be expected to result in a Material Adverse Effect.

                  (g)    Financial Statements. The Sellers have heretofore
furnished to the Buyer a copy of its (a) consolidated balance sheet and the
Sellers have heretofore furnished to the Buyer a copy of its (a) consolidated balance sheet and the consolidated balance sheets of its consolidated
Subsidiaries for the fiscal year ended December 31, 2004 and the related consolidated statements of income and retained earnings and of cash flows for the Sellers and their respective consolidated Subsidiaries for such fiscal year, setting forth in each case in

                                      -33-

comparative form the figures for the previous year, with the opinion thereon of
BDO Seidman LLP and (b) consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the quarterly fiscal period of the
Sellers ended March 31, 2005 and June 30, 2005, respectively and the related consolidated statements of income and retained earnings and of cash flows for the Sellers and their respective consolidated Subsidiaries for such quarterly fiscal period, setting forth in each case in comparative form the figures for the previous year. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Sellers and their respective Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2004, there has been no material adverse change in the consolidated business, operations or financial condition of the Sellers and their respective consolidated Subsidiaries taken as a whole from that set forth in said financial statements nor are the Sellers aware of any state of facts which (without notice or the lapse of time) would or could result in any such material adverse change. The Sellers do not have, on the date of the statements delivered pursuant to this section (the "Statement
Date"), any liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Sellers which are required to be disclosed in or reserved against in said balance sheet and related statement under GAAP.

                  (h) No Breach. Neither (a) the execution and delivery of the
Repurchase Documents nor (b) the consummation of the transactions therein contemplated to be entered into by the Sellers in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of the Sellers, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or other material agreement or instrument to which the Sellers or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the
Liens created pursuant to the Repurchase Documents) upon any Property of the
Sellers, or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                  (i)    Action. The Sellers have all necessary corporate or
other power, authority and legal right to execute, deliver and perform its obligations under each of the Repurchase Documents, as applicable; the execution, delivery and performance by the Sellers of each of the Repurchase
Documents have been duly authorized by all necessary corporate or other action on its part; and each Repurchase Document has been duly and validly executed and delivered by the Sellers, as applicable, and constitutes a legal, valid and binding obligation of the Sellers enforceable against the Sellers in accordance with its terms.

                  (j)    Approvals. No authorizations, approvals or consents of,
and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by the Sellers of the Repurchase Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the
Liens created pursuant to the Repurchase Documents.

                                      -34-

                  (k)    Enforceability. This Repurchase Agreement and all of
the other Repurchase Documents executed and delivered by the Sellers in connection herewith are legal, valid and binding obligations of the Sellers and are enforceable against the Sellers in accordance with their terms except as such enforceability may be limited by (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally and (ii) general principles of equity.

                  (l)    Indebtedness. The Sellers do not have any Indebtedness,
except as disclosed on Exhibit D to this Repurchase Agreement.

                  (m)    Material Adverse Effect. Since December 31, 2004, there
has been no development or event nor, to any Seller's knowledge, any prospective development or event, which has had or could have a Material Adverse Effect.

                  (n)    No Default. No Default or Event of Default has occurred
and is continuing.

                  (o)    Underwriting Guidelines. The Underwriting Guidelines
provided to Buyer are the true and correct Underwriting Guidelines of the
Sellers.

                  (p)    Adverse Selection. No Seller has not selected the
Purchased Mortgage Loans in a manner so as to adversely affect Buyer's interests.

                  (q)    Adjusted Tangible Net Worth. Each of MortgageIT, MHL
and NABL shall maintain an Adjusted Tangible Net Worth of at least $10,000,000.
Holdings, on a consolidated basis, shall maintain an Adjusted Tangible Net Worth of at least $250,000,000.

                  (r)    Litigation. There are no actions, suits, arbitrations,
investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the
Sellers, or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Repurchase Documents or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually in an amount greater than $5,000,000 or in an aggregate amount greater than $5,000,000, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a
Material Adverse Effect.

                  (s)    Margin Regulations. The use of all funds acquired by
the Sellers under this Repurchase Agreement will not conflict with or contravene any of Regulations T, U or X promulgated by the Board of Governors of the
Federal Reserve System as the same may from time to time be amended, supplemented or otherwise modified.

                  (t)    Taxes.  (i) The Sellers and their Subsidiaries have
timely filed all tax returns that are required to be filed by them and have timely paid all Taxes, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. (ii) There are no Liens for Taxes, except for statutory liens for Taxes not yet due and payable.

                                      -35-

                  (u)    Investment Company Act and Public Utility Holding
Company Act. No Seller is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of
1940, as amended. No Seller nor any of their Subsidiaries is an Affiliate or a
Subsidiary of a "public utility company", or a "holding company", or an
"affiliate" or a "subsidiary company" of a "holding company", as such terms are defined in the PUHC Act. Further, none of the transactions contemplated under this Repurchase Agreement shall cause or constitute a violation of any of the provisions, rules, regulations or orders, of or under the PUHC Act and the PUHC
Act does not in any manner impair the legality, validity or enforceability of the Repurchase Documents.

                  (v)    Purchased Mortgage Loans.

                  (i)    No Seller has assigned, pledged, or otherwise conveyed
          or encumbered any Mortgage Loan to any other Person, and immediately prior to the sale of such Mortgage Loan to the Buyer, the applicable
          Seller was the sole owner of such Mortgage Loan and had good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the sale to the
          Buyer hereunder.

                  (ii)   The provisions of this Repurchase Agreement are
          effective to either constitute a sale of Repurchase Assets to the
          Buyer or to create in favor of the Buyer a valid security interest in all right, title and interest of the Sellers in, to and under the
          Repurchase Assets.

                  (w)    Chief Executive Office/Jurisdiction of Organization. On
the Effective Date, MortgageIT's, Holdings', MHL's and NABL's chief executive office is, and has been, located at 33 Maiden Lane, 6th Floor, New York, New
York 10038. MortgageIT's jurisdiction of organization is New York. Holdings'
jurisdiction of organization is Maryland. MHL's and NABL's jurisdiction of organization is Delaware.

                  (x)    Location of Books and Records. The location where the
Sellers keep their books and records, including all computer tapes and records related to the Repurchase Assets is its chief executive office.

                  (y)    Hedging. The Sellers shall have entered into Interest
Rate Protection Agreements in accordance with their hedging policies.

                  (z)    True and Complete Disclosure. (a) The information,
reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Seller to the Buyer in connection with the negotiation, preparation or delivery of this Repurchase Agreement and the other Repurchase
Documents or included herein or therein or delivered pursuant hereto or thereto
(other than with respect to the Mortgage Loans), when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of any Seller to the
Buyer in connection with this Repurchase Agreement and the other Repurchase
Documents and the transactions contemplated hereby (other than with respect to the Mortgage Loans) and thereby will be true, complete and accurate in every material respect, or (in the case

                                      -36-

of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible
Officer of any Seller, after due inquiry, that could reasonably be expected to have a Material Adverse Effect that has been disclosed herein, in the other
Repurchase Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Buyer for use in connection with the transactions contemplated hereby or thereby.

                  (aa)   ERISA.

                  (i)    No liability under Section 4062, 4063, 4064 or 4069 of
          ERISA has been or is expected by any Seller to be incurred by any
          Seller or any ERISA Affiliate thereof with respect to any Plan which is a Single-Employer Plan in an amount that could reasonably be expected to have a Material Adverse Effect.

                  (ii)   No Plan of any Seller which is a Single-Employer Plan
          had an accumulated funding deficiency, whether or not waived, as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof. None of the Sellers nor any ERISA Affiliate thereof is (i) required to give security to any Plan which is a
          Single-Employer Plan pursuant to Section 401(a) (29) of the Code or
          Section 307 of ERISA, or (ii) subject to a Lien in favor of such a
          Plan under Section 302(f) of ERISA.

                  (iii) Each Plan of the Sellers, each of their Subsidiaries and each of their ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code, except where the failure to comply would not result in any Material Adverse
          Effect.

                  (iv)   None of the Sellers nor any of their Subsidiaries has
          incurred a tax liability under Section 4975 of the Code or a penalty under Section 502(i) of ERISA in respect of any Plan which has not been paid in full, except where the incurrence of such tax or penalty would not result in a Material Adverse Effect.

                  (v)    None of the Sellers nor any of their Subsidiaries or
          any ERISA Affiliate thereof has incurred or reasonably expects to incur any withdrawal liability under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan which will result in withdrawal liability to any of the Sellers, any of their Subsidiaries or any ERISA Affiliate thereof in an amount that could reasonably be expected to have a Material Adverse Effect.

                  (bb)   Agency Approvals. MortgageIT is approved by Fannie Mae
as an approved lender and Freddie Mac as an approved seller, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. MortgageIT is in good standing, with no event having occurred or MortgageIT having any reason whatsoever to believe or suspect will occur, including, without limitation, a change in insurance coverage which would either make such Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency. Each Seller has (or has access to) adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound

                                      -37-

servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans and in accordance with Accepted Servicing Practices.

                  (cc)   No Reliance. Each Seller has made its own independent
decision to enter into the Repurchase Documents and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. No Seller is relying upon any advice from Buyer as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions. (dd)
Plan Assets. No Seller is an employee benefit plan as defined in Section 3 of
Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the
Purchased Mortgage Loans are not "plan assets" within the meaning of 29 CFR
ss.2510.3-101 in the Sellers' hands.

                  (ee)   Anti-Money Laundering Laws. The Sellers have complied
with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money
Laundering Laws"); the Sellers have established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage
Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws.

                  (ff)   No Prohibited Persons. No Seller nor any of its
Affiliates, officers, directors, partners or members, is an entity or person (or to the such Seller's knowledge, owned or controlled by an entity or person): (i)
that is listed in the Annex to, or is otherwise subject to the provisions of
Executive Order 13224 issued on September 24, 2001 ("EO13224"); (ii) whose name appears on the United States Treasury Department's Office of Foreign Assets
Control ("OFAC") most current list of "Specifically Designated National and
Blocked Persons" (which list may be published from time to time in various mediums including, but not limited to, the OFAC website,
http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports "terrorism", as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a "Prohibited Person").

                  (gg)   USA Patriot Act. Each Seller acknowledges that pursuant
to the requirements of the USA Patriot Act, the Buyer is required to obtain, verify and record information that identifies the Sellers, which information includes the name and address of each Seller and other information that will allow the Buyer to identify the Sellers in accordance with the USA Patriot Act.

                  (hh)   Real Estate Investment Trust. Holdings has not engaged
in any material "prohibited transactions" as defined in Section
857(b)(6)(B)(iii) and (C) of the Code or the requirements in any successor or replacement provision in the Code, if any. Holdings for its

                                      -38-

current "tax year" (as defined in the Code) is entitled to a dividends paid deduction under the requirements of Section 857 of the Code with respect to any dividends paid by it with respect to each such year for which it claims a deduction in its Form 1120-REIT filed with the United States Internal Revenue
Service for such year, or the requirements in any successor or replacement provision in the Code, if any.

                  Section 12.   Covenants. On and as of the date of this
Repurchase Agreement and each Purchase Date and each day until this Repurchase
Agreement is no longer in force, each Seller covenants as follows:

                  (a)    Preservation of Existence; Compliance with Law. Each
Seller shall:

                  (i)    Preserve and maintain its legal existence and all of
          its material rights, privileges, licenses and franchises necessary for the operation of its business;

                  (ii)   Comply with the requirements of all applicable laws,
          rules, regulations and orders, whether now in effect or hereafter enacted or promulgated by any applicable Governmental Authority
          (including, without limitation, all environmental laws);

                  (iii)  Maintain all licenses, permits or other approvals
          necessary for such Seller to conduct its business and to perform its obligations under the Repurchase Documents, and shall conduct its business strictly in accordance with applicable law;

                  (iv)   Keep adequate records and books of account, in which
          complete entries will be made in accordance with GAAP consistently applied; and

                  (v)    Permit representatives of the Buyer, upon reasonable
          notice (unless an Event of Default shall have occurred and is continuing, in which case, no prior notice shall be required), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Buyer.

                  (b)    Taxes. The Sellers and their Subsidiaries shall timely
file all tax returns that are required to be filed by them and shall timely pay all Taxes due, except for any such Taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.

                  (c)    Notice of Proceedings or Adverse Change. The Sellers
shall give notice to the Buyer immediately after a responsible officer of any
Seller has any knowledge of:

                  (i)    the occurrence of any Default or Event of Default;

                  (ii)   any (a) default or event of default under any
          Indebtedness of any Seller in an aggregate amount in excess of
          $1,000,000 or (b) litigation, investigation, regulatory action or proceeding that is pending or threatened by or against any Seller in any federal or state court or before any Governmental Authority which, if not cured or if adversely determined, would reasonably be expected to have a Material Adverse Effect or

                                      -39-

          constitute a Default or Event of Default, and (c) any Material Adverse
          Effect with respect to any Seller;

                  (iii)  any litigation or proceeding that is pending or
          threatened against (a) any Seller in which the amount involved exceeds
          $5,000,000 and is not covered by insurance, in which injunctive or similar relief is sought, or which, if adversely determined, would reasonably be expected to have a Material Adverse Effect and (b) any litigation or proceeding that is pending or threatened in connection with any of the Repurchase Assets, which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

                  (iv)   and, as soon as reasonably possible, notice of any of
          the following events:

                         (A)    a change in the insurance coverage of any
                  Seller, with a copy of evidence of same attached;

                         (B)    any material change in accounting policies or
                  financial reporting practices of any Seller;

                         (C)    the termination or nonrenewal of any debt
                  facilities of any Seller which have a maximum principal
                  amount (or equivalent) available of more than $25,000,000.

                         (D)    promptly upon receipt of notice or knowledge of
                  any Lien or security interest (other than security interests created hereby or under any other Repurchase Document) on, or claim asserted against, any of the Repurchase Assets; and

                         (E)    any other event, circumstance or condition that
                  has resulted, or has a possibility of resulting, in a
                  Material Adverse Effect.

                  (v)    Promptly, but no later than three (3) Business Days
          after any Seller receives any of the same, deliver to the Buyer a true, complete, and correct copy of any material schedule, report, notice, or any other document delivered to such Seller by any Person pursuant to, or in connection with, any of the Repurchase Assets.

                  (d)    Financial Reporting. Each Seller shall maintain a
system of accounting established and administered in accordance with GAAP, and furnish to the Buyer:

                  (i)    Within one hundred twenty (120) days after the close of
          each fiscal year, Financial Statements, including a statement of income and changes in shareholders' equity of the Sellers for such year, and the related balance sheet as at the end of such year, all in reasonable detail and accompanied by an opinion of an accounting firm as to said financial statements;

                  (ii)   Within sixty (60) days after the close of each of the
          Sellers' first three fiscal quarters in each fiscal year unaudited balance sheets and income statements, for the

                                      -40-

          period from the beginning of such fiscal year to the end of such fiscal year, subject, however, to year end adjustments;

                  (iii)  Upon the request of Buyer, within thirty (30) days
          after the end of each calendar month, the unaudited balance sheets of the Sellers as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Sellers for such period and the portion of the fiscal year through the end of such period, subject, however, to year end adjustments;

                  (iv)   Simultaneously with the furnishing of each of the
          financial statements to be delivered pursuant to subsection (ii)
          above, or monthly upon Buyer's request, a certificate in the form of
          Exhibit K hereto and certified by an executive officer of such Seller;

                  (v)    If applicable, copies of any 10-Ks, 10-Qs, registration
          statements and other "corporate finance" SEC filings (other than 8-Ks)
          by such Seller, within 5 Business Days of their filing with the SEC;
          provided, that, such Seller or any Affiliate will provide the Buyer with a copy of the annual 10-K filed with the SEC by such Seller or its affiliates, no later than 90 days after the end of the year; and

                  (vi)   Promptly, from time to time, such other information
          regarding the business affairs, operations and financial condition of such Seller as the Buyer may reasonably request.

                  (e)    Visitation and Inspection Rights. The Sellers shall
permit the Buyer to inspect, and to discuss with a Seller's officers, agents and auditors, the affairs, finances, and accounts of a Seller, the Repurchase
Assets, and the Sellers' books and records, and to make abstracts or reproductions thereof and to duplicate, reduce to hard copy or otherwise use any and all computer or electronically stored information or data, in each case, (i)
during normal business hours, (ii) upon reasonable notice (provided, that upon the occurrence of an Event of Default, no notice shall be required), and (iii)
at the expense of the Sellers to discuss with its officers, its affairs, finances, and accounts.

                  (f)    Reimbursement of Expenses. On the date of execution of
this Repurchase Agreement, the Sellers shall reimburse the Buyer for all expenses incurred by the Buyer on or prior to such date. From and after such date, the Sellers shall promptly reimburse the Buyer for all expenses as the same are incurred by the Buyer and within thirty (30) days of the receipt of invoices therefor.

                  (g)    Further Assurances. The Sellers shall execute and
deliver to the Buyer all further documents, financing statements, agreements and instruments, and take all further action that may be required under applicable law, or that the Buyer may reasonably request, in order to effectuate the transactions contemplated by this Repurchase Agreement and the Repurchase
Documents or, without limiting any of the foregoing, to grant, preserve, protect and perfect the validity and first-priority of the security interests created or intended to be created hereby. The Sellers shall do all things necessary to preserve the Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, the
Sellers will comply with all rules, regulations, and other laws of any
Governmental Authority

                                      -41-

and cause the Repurchase Assets to comply with all applicable rules, regulations and other laws. The Sellers will not allow any default for which the Sellers are responsible to occur under any Repurchase Assets or any Repurchase Document and the Sellers shall fully perform or cause to be performed when due all of its obligations under any Repurchase Assets or the Repurchase Documents.

                  (h)    True and Correct Information. All information, reports,
exhibits, schedules, financial statements or certificates of any Seller or any of its Affiliates thereof or any of their officers furnished to Buyer hereunder and during Buyer's diligence of any Seller are and will be true and complete and do not omit to disclose any material facts necessary to make the statements therein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by any Seller to the Buyer pursuant to this Repurchase Agreement shall be prepared in accordance with GAAP, or in applicable, to SEC filings, the appropriate SEC accounting requirements.

                  (i)    ERISA Events.

                  (i)    Promptly upon becoming aware of the occurrence of any
          Event of ERISA Termination which together with all other Events of
          Termination occurring within the prior 12 months involve a payment of money by or a potential aggregate liability of the Sellers or any
          ERISA Affiliate thereof or any combination of such entities in excess of $5,000,000 the Sellers shall give the Buyer a written notice specifying the nature thereof, what action the Sellers or any ERISA
          Affiliate thereof has taken and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or
          the PBGC with respect thereto;

                  (ii)   Promptly upon receipt thereof, the Sellers shall
          furnish to the Buyer copies of (i) all notices received by the Sellers or any ERISA Affiliate thereof of the PBGC's intent to terminate any
          Plan or to have a trustee appointed to administer any Plan; (ii) all notices received by the Sellers or any ERISA Affiliate thereof from the sponsor of a Multiemployer Plan pursuant to Section 4202 of ERISA involving a withdrawal liability in excess of $5,000,000; and (iii)
          all funding waiver requests filed by the Sellers or any ERISA
          Affiliate thereof with the Internal Revenue Service with respect to any Plan, the accrued benefits of which exceed the present value of the plan assets as of the date the waiver request is filed by more than $5,000,000, and all communications received by the Sellers or any
          ERISA Affiliate thereof from the Internal Revenue Service with respect to any such funding waiver request.

                  (j)    Financial Condition Covenants.

                  (i)    Maintenance of Adjusted Tangible Net Worth. Each of
          MortgageIT, MHL and NABL shall maintain an Adjusted Tangible Net Worth of not less than $10,000,000. Holdings, on a consolidated basis, shall maintain an Adjusted Tangible Net Worth of not less than $250,000,000.

                  (ii)   Maintenance of Liabilities to Adjusted Tangible Net
          Worth. As of the end of each calendar month, Holdings, on a consolidated basis, shall maintain the ratio of (A)

                                      -42-

          Total Recourse Liabilities to Adjusted Tangible Net Worth no greater than 12:1 and (B) Total Liabilities to Adjusted Tangible Net Worth no
          greater than 25:1.

                  (iii)  Maintenance of Liquidity. Holdings, on a consolidated basis, shall at all times have unencumbered cash, Cash Equivalents and
          Available Borrowing Capacity on unencumbered assets that could be drawn against (taking into account required haircuts) under committed warehouse and repurchase facilities in an amount equal to not less than $20,000,000.

                  (iv)   Profitability. Holdings, on a consolidated basis, shall
          not permit, for any calendar quarter, Net Income for such calendar quarter, to be less than $1.00.

                  (k)    Hedging. If at any time during the term of this
Repurchase Agreement, the Sellers are hedging their investments in Purchased
Mortgage Loans, the Sellers will prepare their periodic hedge position reports in form, substance and detail reasonably satisfactory to the Buyer and provide a copy to the Buyer when issued, and the Sellers will pledge to the Buyer any investment securities acquired by any Seller and held from time to time to so hedge such investments in Purchased Mortgage Loans.

                  (l)    No Adverse Selection. The Sellers shall not select
Eligible Mortgage Loans to be sold to Buyer as Purchased Mortgage Loans using any type of adverse selection or other selection criteria which would adversely affect the Buyer.

                  (m)    Daily Report. The Sellers shall deliver:

                  (i)    once per month, or with such greater frequency as
          requested by Buyer, the Sellers shall provide to Buyer,
          electronically, in a format mutually acceptable to Buyer, a Purchased
          Mortgage Loan Report. The Sellers shall not cause the Mortgage Loans to be serviced by any servicer other than a Servicer (as defined herein);

                  (ii)   as soon as practicable and in any event by the last day
          of each fiscal year, a report in form and substance satisfactory to
          Buyer outlining all material insurance coverage maintained as of the date of such report by any Seller and all material insurance coverage planned to be maintained by any Seller in the immediately succeeding fiscal year;

                  (iii)  with reasonable promptness, written notice of any
          change in the board of directors (or similar governing body) of any
          Seller;

                  (iv)   a report of Purchased Mortgage Loans prepaid in full no
          less frequently than weekly;

                  (v)    if requested by Buyer, a hedging coverage report
          showing, in reasonable detail and in form and substance acceptable to
          Buyer, hedging coverage of (i) all Mortgage Loans and (ii) all
          Purchased Mortgage Loans; and

                  (vi)   monthly, a delinquent Mortgage Loans report listing
          Purchased Mortgage Loans that are (i) Delinquent Mortgage Loans and categorized by age of delinquency for

                                      -43-

          31, 59, and 89 or more days, measured in each case as of the close of business on the last calendar day of the preceding month, using the
          OTS methodology of delinquency measurement, (ii) in foreclosure or
          (iii) in bankruptcy.

                  (n)    Insurance. The Sellers shall continue to maintain
Fidelity Insurance in an aggregate amount at least equal to $10,000,000. The
Sellers shall maintain Fidelity Insurance in respect of its officers, employees and agents, with respect to any claims made in connection with all or any portion of the Repurchase Assets. The Sellers shall notify the Buyer of any material change in the terms of any such Fidelity Insurance.

                  (o)    Books and Records. Each Seller shall, to the extent
practicable, maintain and implement administrative and operating procedures
(including, without limitation, an ability to recreate records evidencing the
Repurchase Assets in the event of the destruction of the originals thereof), and keep and maintain or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Repurchase Assets.

                  (p)    Illegal Activities. No Seller shall engage in any
conduct or activity that could subject their respective assets to forfeiture or seizure.

                  (q)    Material Change in Business. No Seller shall make any
material change in the nature of their respective businesses as carried on at the date hereof.

                  (r)    Limitation on Dividends and Distributions. Following
the occurrence and during the continuation of an Event of Default or if an Event of Default would result therefrom, no Seller shall make any payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity interest of such Seller, whether now or hereafter outstanding, or make any other dividend or distribution in respect of any of the foregoing or to any shareholder or equity owner of such Seller, either directly or indirectly, whether in cash or property or in obligations of such Seller or any of such Seller's consolidated
Subsidiaries.

                  (s)    Disposition of Assets; Liens. No Seller shall cause any
of the Repurchase Assets to be sold, pledged, assigned or transferred; nor shall any Seller create, incur, assume or suffer to exist any mortgage, pledge, Lien, charge or other encumbrance of any nature whatsoever on any of the Repurchase
Assets, whether real, personal or mixed, now or hereafter owned, other than
Liens in favor of the Buyer.

                  (t)    Transactions with Affiliates. No Seller shall enter
into any transaction, including, without limitation, the purchase, sale, lease or exchange of property or assets or the rendering or accepting of any service with any Affiliate, unless such transaction is (a) not otherwise prohibited in this Repurchase Agreement, (b) in the ordinary course of such Seller's business and (c) upon fair and reasonable terms no less favorable to such Seller, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

                  (u)    ERISA Matters.

                                      -44-

                  (i)    No Seller shall permit any event or condition which is
          described in any of clauses (i) through (vii) of the definition of
          "Event of ERISA Termination" to occur or exist with respect to any
          Plan or Multiemployer Plan if such event or condition, together with all other events or conditions described in the definition of Event of
          ERISA Termination occurring within the prior 12 months, involves the payment of money by or an incurrence of liability of such Seller or any ERISA Affiliate thereof, or any combination of such entities in an amount in excess of $5,000,000.

                  (ii)   No Seller shall be an employee benefit plan as defined
          in Section 3 of Title I of ERISA, or a plan described in Section
          4975(e)(1) of the Code and the Sellers shall not use "plan assets"
          within the meaning of 29 CFR ss.2510.3-101 to engage in this
          Repurchase Agreement or the Transactions hereunder.

                  (v)    Consolidations, Mergers and Sales of Assets. No Seller
shall (i) consolidate or merge with or into any other Person or (ii) sell, lease or otherwise transfer all or substantially all of its assets to any other
Person; provided that such Seller may merge or consolidate with another Person if such Seller is the corporation surviving such merger.

                  (w)    Mortgage Loan Reports. Sellers will furnish to Buyer
monthly electronic Mortgage Loan performance data, including, without limitation, delinquency reports, pool analytic reports and static pool reports
(i.e., delinquency, foreclosure and net charge-off reports) and monthly stratification reports summarizing the characteristics of the Mortgage Loans.

                  (x)    Agency Approvals; Servicing. MortgageIT shall maintain
its status with Fannie Mae and Ginnie Mae as an approved lender and Freddie Mac as an approved seller, in each case in good standing (each such approval, an
"Agency Approval"). Should MortgageIT, for any reason, cease to possess all such applicable Agency Approvals to the extent necessary, or should notification to the relevant Agency or to HUD, FHA or VA be required, MortgageIT shall so notify
Buyer immediately in writing. Notwithstanding the preceding sentence, MortgageIT shall take all necessary action to maintain all of its applicable Agency
Approvals at all times during the term of this Repurchase Agreement and each outstanding Transaction.

                  (y)    Guarantees. Without the prior written consent of the
Buyer, no Seller shall create, incur, assume or suffer to exist any Guarantees, except (i) to the extent reflected in such Seller's financial statements or notes thereto; (ii) to the extent the aggregate Guarantees of such Seller do not exceed $5,000,000; and (iii) those as are usual and customary in mortgage warehouse financing or repurchase facilities in the ordinary course of business.

                  (z)    Underwriting Guidelines. In the event that any Seller
makes any amendment or modification to the Underwriting Guidelines, such Seller shall promptly deliver to the Buyer a complete copy of the amended or modified
Underwriting Guidelines and the Buyer shall have no obligation to enter into any
Transactions with respect to Mortgage Loans underwritten under such amended or modified Underwriting Guidelines unless and until the Buyer shall have received and approved (which approval or disapproval shall be given in good faith) such amended or modified Underwriting Guidelines.

                                      -45-

                  (aa)   HELOC Provisions. With respect to each HELOC, if a
Mortgagor requests an increase in the related Credit Limit, the related Seller shall, in its sole discretion, either accept or reject the Mortgagor's request in accordance with the Underwriting Guidelines and notify the Buyer of such decision in writing. If the request for a Credit Limit increase is accepted by such Seller, the increase will be effected by such Seller through modification of the Mortgage Loan with the Mortgagor. Such Seller shall deliver to the Buyer an updated Mortgage Loan Schedule reflecting the modification to the Mortgage
Loan and shall deliver any modified Mortgage Loan Documents to the Custodian.

                  (bb)   Maintain Listing. Holdings shall continuously maintain
its listing as a publicly-traded real estate investment trust on the New York
Stock Exchange.

                  Section 13.   Events Of Default. If any of the following
events (each an "Event of Default") occur, the Buyer shall have the rights set forth in Section 14, as applicable:

                  (a)    any Seller shall default in the payment of (i) any
amount payable by it hereunder or under any other Repurchase Document, (ii)
Expenses or (iii) any other Obligations, when the same shall become due and payable, whether at the due date thereof, or by acceleration or otherwise; or

                  (b)    the failure of any Seller to perform, comply with or
observe any term, covenant or agreement applicable to such Seller contained in
Sections 12(a), (h), (i), (j), (q), (r), (s), (t), (u), (v), (x), (y), (z) or
(bb); or

                  (c)    any representation, warranty or certification made or
deemed made herein or in any other Repurchase Document by any Seller or any certificate furnished to the Buyer pursuant to the provisions hereof or thereof or any information with respect to the Mortgage Loans furnished in writing by on behalf of any Seller shall prove to have been untrue or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Asset Value of the
Purchased Mortgage Loans; unless (i) any Seller shall have made any such representations and warranties with actual knowledge that they were materially false or misleading at the time made; or (ii) any such representations and warranties have been determined in good faith by the Buyer in its sole discretion to be materially false or misleading on a regular basis); or

                  (d)    any Seller shall fail to observe or perform any other
covenant or agreement contained in this Repurchase Agreement (and not identified in clause (b) of Section 13) or any other Repurchase Document, and if such default shall be capable of being remedied, and such failure to observe or perform shall continue unremedied for a period of 1 Business Day; or

                  (e)    any money judgment, writ or warrant of attachment or
similar process involving any Seller in excess of $5,000,000 in the aggregate
(to the extent not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage), shall be entered or filed against any Selleror any of its assets and shall

                                      -46-

remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60)
days (or in any event later than five (5) days prior to the date of any proposed sale thereunder); or

                  (f)    an Event of Insolvency shall have occurred with respect
to any Seller; or

                  (g)    any Repurchase Document shall for whatever reason be
terminated or cease to be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or any Person (other than Buyer) shall contest the validity, enforceability, perfection or priority of any Lien granted pursuant thereto, or any party thereto (other than Buyer) shall seek to disaffirm, terminate, limit or reduce its obligations hereunder; or

                  (h)    any Seller shall grant, or suffer to exist, any Lien on
any Repurchase Asset (except any Lien in favor of the Buyer); or (A) the
Repurchase Assets shall not have been sold to the Buyer, or (B) the Liens contemplated hereby shall cease or fail to be first priority perfected Liens on any Repurchase Assets in favor of the Buyer or shall be Liens in favor of any
Person other than the Buyer; or

                  (i)    any Seller or any of such Seller's Affiliates shall be
in default under (i) any Indebtedness of such Seller or of such Affiliate which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (ii) any other contract to which such
Seller or such Affiliate is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract; or

                  (j)    any material adverse change in the Property, business,
financial condition, prospects or operations of any Seller or any of its
Affiliates shall occur, in each case as determined by the Buyer in its sole good faith discretion, or any other condition shall exist which, in the Buyer's sole good faith discretion, constitutes a material impairment of such Seller's ability to perform its obligations under this Repurchase Agreement or any other
Repurchase Document; or

                  (k)    any change or development involving a prospective
change in taxation or other applicable law or regulation or interpretation thereof in the United States directly affecting the Purchased Mortgage Loans or the consequences of Buyer owning, or holding a security interest in, the
Purchased Mortgage Loans; the imposition of exchange controls by the United
States, that directly affects the Purchased Mortgage Loans or the consequences of Buyer owning, or holding a security interest in, the Purchased Mortgage
Loans; or the imposition of exchange controls by the United States, that directly affects the financial markets of the United States, and makes it, in the sole judgment of Buyer, inadvisable or impracticable to enter into
Transactions with the Mortgage Loans; or

                  (l)    any Seller's audited financial statements or notes
thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of any Seller as a "going concern" or reference of similar import; or

                                      -47-

                  (m)    either (i) Doug Nadius ceases to be at least chief
executive officer of Holdings or (ii) Glenn Mouriday ceases to be at least chief financial officer of Holdings; or

                  (n)    a Change in Control shall have occurred;

                  (o)    an "event of default" shall have occurred under the
Servicing Agreement; or

                  (p)    The failure of Holdings to at any time continue to be
(i) qualified as a real estate investment trust as defined in Section 856 of the
Code and (ii) entitled to a dividend paid deduction under Section 857 of the
Code with respect to dividends paid by it with respect to each taxable year for which it claims a deduction on its Form 1120 - REIT filed with the United States
Internal Revenue Service for such year, or the entering into by Holdings of any material "prohibited transactions" as defined in Sections 857(b)(6) of the Code;
or

                  (q)    The failure of Holdings to satisfy any of the following
asset or income tests and Buyer has delivered notice of an Event of Default to
Holdings with respect thereto:

                  (i)    At the close of each taxable year, at least 75 percent
          of Holdings' gross income (excluding gross income from prohibited transactions) consists of (i) "rents from real property" within the meaning of Section 856(c)(3)(A) of the Code or the requirements in any successor or replacement provision in the Code, if any, (ii) interest on obligations secured by mortgages on real property or on interests in real property, within the meaning of Section 856(c)(3)(B) of the
          Code or the requirements in any successor or replacement provision in the Code, if any, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not property described in Section
          1221(a)(1) of the Code, within the meaning of Section 856(c)(3)(C) of the Code or the requirements in any successor or replacement provision in the Code, if any, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions" within the meaning of Section 857(b)(6)(B)(iii) of the Code) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other qualifying REITs within the meaning of Section 856(d)(3)(D) of the Code or the requirements in any successor or replacement provision in the Code, if any, and (v)
          amounts described in Sections 856(c)(3)(E) through 856(c)(3)(I) of the
          Code or the requirements in any successor or replacement provision in the Code, if any.

                  (ii)   At the close of each taxable year, at least 95 percent
          of Holdings' gross income (excluding gross income from prohibited transactions) consists of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I)
          of the Code or the requirements in any successor or replacement provision in the Code, if any), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(a)(1) of the Code or the requirements in any successor or replacement provision in the Code, if any, (iii)
          interest, (iv) dividends, and (v) income derived from payments to
          Holdings on interest rate swap or cap agreements, options, futures contracts, forward rate agreements and other similar financial instruments entered into to reduce the interest rate risks with respect to any

                                      -48-

          indebtedness incurred or to be incurred to acquire or carry real estate assets, or gain from the sale or other disposition of such an investment as described in section 856(c)(5)(G), in each case within the meaning of Section 856(c)(2) of the Code or the requirements in any successor or replacement provision in the Code, if any.

                  (iii)  At the close of each quarter of Holdings' taxable
          years, at least 75 percent of the value of Holdings' total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d))
          has consisted of and will consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of Holdings' operations, but not including receivables purchased from another person), and Government Securities, or the requirements in any successor or replacement provision in the Code, if any.

                  (iv)   At the close of each quarter of each of Holdings'
          taxable years, (1) (a) not more than 25 percent of Holdings' total asset value will be represented by securities (other than those described in paragraph 3) , (b) not more than 20 percent of Holdings'
          total asset value will be represented by securities of one or more taxable REIT subsidiaries, and (c) (i) not more than 5 percent of the value of Holdings' total assets will be represented by securities of any one issuer (other than Government Securities and securities of taxable REIT subsidiaries), and (ii) Holdings will not hold securities possessing more than 10 percent of the total voting power or value of the outstanding securities of any one issuer (other than Government
          Securities, securities of taxable REIT subsidiaries, and securities of a qualified REIT subsidiary within the meaning of Section 856(i) of the Code) or (2) such other requirements as set forth in the Code from time to time.

                  Section 13.01 Termination Event (a) If the following event (a
"Termination Event") occurs, the Buyer shall have the rights set forth in
Section 13.01(b):

                  (v)    the senior debt obligations or short-term debt
          obligations of JPMorgan Chase Bank, National Association shall be rated below the four highest generic grades (without regard to any pluses and minuses reflecting gradations within such generic grades)
          by any nationally recognized statistical rating organization; or

                  (b)    Upon the occurrence of a Termination Event, the Buyer
shall have the right, in its sole discretion, to immediately terminate the
Buyer's obligation to enter into any additional Transactions. The Sellers shall repurchase any Mortgage Loans subject to a Transaction hereunder within thirty
(30) days following receipt of a request therefor from Buyer following the occurrence of a Termination Event.

                  Section 14.   Remedies. (a) If an Event of Default occurs with
respect to any Seller, the following rights and remedies are available to the
Buyer; provided, that an Event of Default shall be deemed to be continuing unless expressly waived by the Buyer in writing.

                  (i)    At the option of the Buyer, exercised by written notice
          (which may be electronic) to the Sellers (which option shall be deemed to have been exercised, even if

                                      -49-

          no notice is given, immediately upon the occurrence of an Event of
          Insolvency of the Sellers), the Repurchase Date for each Transaction hereunder, if it has not already occurred, shall be deemed immediately to occur. The Buyer shall (except upon the occurrence of an Event of
          Insolvency of the Sellers) give notice to the Sellers of the exercise of such option as promptly as practicable.

                  (ii)   If the Buyer exercises or is deemed to have exercised
          the option referred to in subsection (a)(i) of this Section,

                         (A)    the Sellers' obligations in such Transactions to
                  repurchase all Purchased Mortgage Loans, at the Repurchase
                  Price therefor on the Repurchase Date determined in
                  accordance with subsection (a)(i) of this Section, (1) shall thereupon become immediately due and payable, (2) all Income paid after such exercise or deemed exercise shall be
                  retained by the Buyer and applied to the aggregate unpaid
                  Repurchase Price and any other amounts owed by the Sellers hereunder;

                         (B)    to the extent permitted by applicable law, the
                  Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily
                  application of, on a 360 day per year basis for the actual number of days during the period from and including the date of the exercise or deemed exercise of such option to but
                  excluding the date of payment of the Repurchase Price as so increased, (x) the Post-Default Rate to (y) the Repurchase
                  Price for such Transaction as of the Repurchase Date as
                  determined pursuant to subsection (a)(i) of this Section
                  (decreased as of any day by (i) any amounts actually in the possession of Buyer pursuant to clause (iii) of this
                  subsection, and (ii) any proceeds from the sale of Purchased
                  Mortgage Loans applied to the Repurchase Price pursuant to subsection (a)(iv) of this Section; and (C) all Income
                  actually received by the Buyer pursuant to Section 5
                  (excluding any Late Payment Fees paid pursuant to Section
                  5(a) which shall be applied to the aggregate unpaid
                  Repurchase Price owed by the Sellers).

                  (iii)  Upon the occurrence of one or more Events of Default, the Buyer shall have the right to obtain physical possession of all files of the Sellers relating to the Purchased Mortgage Loans and the
          Repurchase Assets and all documents relating to the Purchased Mortgage
          Loans which are then or may thereafter come in to the possession of the Sellers or any third party acting for the Sellers and the Sellers shall deliver to the Buyer such assignments as the Buyer shall request. The Buyer shall be entitled to specific performance of all agreements of the Sellers contained in the Repurchase Documents.

                  (iv)   At any time on the Business Day following notice to the
          Sellers (which notice may be the notice given under subsection (a)(i)
          of this Section), in the event the Sellers have not repurchased all
          Purchased Mortgage Loans, the Buyer may (A) immediately sell, without demand or further notice of any kind, at a public or private sale and at such price or prices as the Buyer may deem satisfactory any or all
          Purchased

                                      -50-

          Mortgage Loans and the Repurchase Assets, on a servicing released basis, subject to a such Transactions hereunder and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the Sellers hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage
          Loans, to give the Sellers credit for such Purchased Mortgage Loans and the Repurchase Assets in an amount equal to the Market Value of the Purchased Mortgage Loans against the aggregate unpaid Repurchase
          Price and any other amounts owing by the Sellers hereunder. The proceeds of any disposition of Purchased Mortgage Loans and the
          Repurchase Assets shall be applied first to the costs and expenses incurred by the Buyer in connection with the such Seller's default;
          second to costs of cover and/or related hedging transactions; third to the Repurchase Price; and fourth to any other outstanding obligation of the Sellers to the Buyer or its Affiliates.

                  (v)    The Sellers shall be liable to Buyer for (i) the amount
          of all reasonable legal or other expenses (including, without limitation, all costs and expenses of Buyer in connection with the enforcement of this Repurchase Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the reasonable fees and expenses of counsel (including the costs of internal counsel of Buyer) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost
          (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a
          Transaction.

                  (vi)   The Buyer shall have, in addition to its rights
          hereunder, any rights otherwise available to it under any other agreement or applicable law.

                  (b)    Buyer may exercise one or more of the remedies
available to Buyer immediately upon the occurrence of an Event of Default and, except to the extent provided in subsections (a)(i) and (iv) of this Section, at any time thereafter without notice to the Sellers. All rights and remedies arising under this Repurchase Agreement as amended from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Buyer may have.

                  (c)    Buyer may enforce its rights and remedies hereunder
without prior judicial process or hearing, and each Seller hereby expressly waives any defenses such Seller might otherwise have to require Buyer to enforce its rights by judicial process. Each Seller also waives any defense (other than a defense of payment or performance) each Seller might otherwise have arising from the use of nonjudicial process, enforcement and sale of all or any portion of the Repurchase Assets, or from any other election of remedies. Each Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

                  (d)    To the extent permitted by applicable law, the Sellers
shall be liable to the Buyer for interest on any amounts owing by the Sellers hereunder, from the date the Sellers

                                      -51-

become liable for such amounts hereunder until such amounts are (i) paid in full by the Sellers or (ii) satisfied in full by the exercise of the Buyer's rights hereunder. Interest on any sum payable by the Sellers to the Buyer under this paragraph 14(d) shall be at a rate equal to the Post-Default Rate.

                  Section 15.   Indemnification And Expenses. (a) The Sellers
agree to hold the Buyer, and its Affiliates and their officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, "Costs"), relating to or arising out of this Repurchase Agreement, any other Repurchase Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this
Repurchase Agreement, any other Repurchase Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Indemnified Party's gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Sellers agree to hold any
Indemnified Party harmless from and indemnify such Indemnified Party against all
Costs with respect to all Mortgage Loans relating to or arising out of any taxes incurred or assessed in connection with the ownership of the Mortgage Loans, that, in each case, results from anything other than the Indemnified Party's gross negligence or willful misconduct. In any suit, proceeding or action brought by an Indemnified Party in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Sellers will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Sellers of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Sellers. The Sellers also agree to reimburse an
Indemnified Party as and when billed by such Indemnified Party for all the
Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of the Buyer's rights under this Repurchase
Agreement, any other Repurchase Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel.

                  (b)    The Sellers agree to pay as and when billed by the
Buyer all of the out-of-pocket costs and expenses incurred by the Buyer in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Repurchase Agreement, any other
Repurchase Document or any other documents prepared in connection herewith or therewith. The Sellers agree to pay as and when billed by the Buyer all of the reasonable out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation filing fees and all the reasonable fees, disbursements and expenses of counsel to the Buyer which amount shall be deducted from the Purchase Price paid for the first Transaction hereunder.
Subject to the limitations set forth in Section 28 hereof, the Sellers agree to pay the Buyer all the reasonable out of pocket due diligence, inspection, testing and review costs and expenses incurred by the Buyer with respect to
Mortgage Loans submitted by the Sellers for purchase under this Repurchase
Agreement, including, but not limited to, those out of pocket costs and expenses incurred by the Buyer pursuant to Sections 15(b) and 29 hereof.

                                      -52-

                  (c)    The obligations of the Seller from time to time to pay
the Repurchase Price, the Periodic Advance Repurchase Payments, and all other amounts due under this Repurchase Agreement shall be full recourse obligations of the Sellers.

                  Section 16.   Servicing. (a) The Sellers shall service the
Mortgage Loans consistent with the degree of skill and care that such Seller customarily requires with respect to similar Mortgage Loans owned or managed by it and in accordance with all applicable industry standards. The Sellers shall
(i) comply with all applicable Federal, State and local laws and regulations,
(ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Buyer in any Mortgage Loans or any payment thereunder. Buyer may terminate the servicing of any Mortgage Loan with the then existing servicer in accordance with Section
16(d) hereof.

                  (b)    The Sellers shall hold or cause to be held all escrow
funds collected by the Sellers with respect to any Purchased Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.

                  (c)    Upon the occurrence of an Event of Default, the Sellers
shall deposit all collections received by the Sellers on account of the
Purchased Mortgage Loans in the Collection Account.

                  (d)    Upon the occurrence of a Default or Event of Default
hereunder, Buyer shall have the right to immediately terminate the Servicer's right to service the Purchased Mortgage Loans without payment of any penalty or termination fee. The Sellers shall cooperate in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed by Buyer in its sole discretion.

                  (e)    If the Sellers should discover that, for any reason
whatsoever, any entity responsible to the Sellers by contract for managing or servicing any such Purchased Mortgage Loan has failed to perform fully the
Sellers' obligations under the Repurchase Documents or any of the obligations of such entities with respect to the Purchased Mortgage Loans, the Sellers shall promptly notify Buyer.

                  Section 17.   Recording Of Communications. The Buyer and the
Sellers shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions upon notice to the other party of such recording. The Buyer and the Sellers consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties' agreement.

                  Section 18.   Single Agreement. The Buyer and the Sellers
acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all
Transactions hereunder constitute a single business and contractual relationship and that each has been entered into in consideration of the other Transactions.
Accordingly, each of the Buyer and the Sellers agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any

                                      -53-

such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transaction hereunder; (iii) that payments, deliveries, and other transfers made by either of them in respect of any
Transaction shall be deemed to have been made in consideration of payments, deliveries, and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries, and other transfers may be applied against each other and netted and (iv) to promptly provide notice to the other after any such set off or application.

                  Section 19.   Set-Off. In addition to any rights and remedies
of the Buyer hereunder and by law, the Buyer shall have the right, without prior notice to the Sellers, any such notice being expressly waived by the Sellers to the extent permitted by applicable law, upon any amount becoming due and payable by the Sellers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer or any Affiliate thereof to or for the credit or the account of the Sellers or any Affiliate thereof. The Buyer agrees promptly to notify the Sellers after any such set-off and application made by the Buyer; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  Section 20.   Notices And Other Communications. Except as
otherwise expressly permitted by this Repurchase Agreement, all notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this
Repurchase Agreement) shall be given or made in writing (including without limitation by telecopy) delivered to the intended recipient at the "Address for
Notices" specified below its name on the signature pages hereof or thereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this
Repurchase Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  Section 21.   Entire Agreement; Severability. This Repurchase
Agreement, together with the Repurchase Documents, constitute the entire understanding between Buyer and the Sellers with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving
Purchased Mortgage Loans. By acceptance of this Repurchase Agreement, Buyer and the Sellers acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this
Repurchase Agreement. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

                  Section 22.   Non-Assignability. The rights and obligations of
the parties under this Repurchase Agreement and under any Transaction shall not be assigned by any Seller

                                      -54-

without the prior written consent of the Buyer. Subject to the foregoing, this
Repurchase Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.
Nothing in this Repurchase Agreement express or implied, shall give to any
Person, other than the parties to this Repurchase Agreement and their successors hereunder, any benefit of any legal or equitable right, power, remedy or claim under this Repurchase Agreement.

                  Buyer may from time to time assign all or a portion of its rights and obligations under this Repurchase Agreement and the Repurchase
Documents; pursuant to an executed assignment and acceptance by Buyer and assignee ("Assignment and Acceptance"). Upon such assignment, (a) such assignee shall be a party hereto and to each Repurchase Document to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Buyer hereunder, and (b)
Buyer shall, to the extent that such rights and obligations have been so assigned by it be released from its obligations hereunder and under the
Repurchase Documents. Unless otherwise stated in the Assignment and Acceptance, the Sellers shall continue to take directions solely from Buyer unless otherwise notified by Buyer in writing. Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Sellers.

                  Subject to acceptance and recording thereof pursuant to the following paragraph of this section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and
Acceptance, have the rights and obligations of the Buyer under this Repurchase
Agreement. Any assignment or transfer by the Buyer of rights or obligations under this Repurchase Agreement that does not comply with this Section 22 shall be treated for purposes of this Repurchase Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with the following paragraph of this section.

                  The Sellers shall maintain a register (the "Register") on
which it will record the Buyer's rights hereunder, and each Assignment and
Acceptance and participation. The Register shall include the names and addresses of the Buyer (including all assignees, successors and participants) and the percentage or portion of such rights and obligations assigned. Failure to make any such recordation, or any error in such recordation shall not affect the
Sellers' obligations in respect of such rights. If the Buyer sells a participation in its rights hereunder, it shall provide the Sellers, or maintain as agent of the Sellers, the information described in this paragraph and permit the Sellers to review such information as reasonably needed for the Sellers to comply with its obligations under this Repurchase Agreement or under any applicable Requirement of Law.

                  The Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Repurchase
Agreement; provided, however, that (i) the Buyer's obligations under this
Repurchase Agreement shall remain unchanged, (ii) the Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations;
and (iii) the Sellers shall continue to deal solely and directly with the Buyer in connection with the Buyer's rights and obligations under this Repurchase
Agreement and the other Repurchase Documents except as provided in Section 7.

                                      -55-

                  The Buyer may, in connection with any assignment or
participation or proposed assignment or participation pursuant to this Section
22, disclose to the assignee or participant or proposed assignee or participant, as the case may be, any information relating to the Sellers or any of its
Subsidiaries or to any aspect of the Transactions that has been furnished to the
Buyer by or on behalf of the Sellers or any of their Subsidiaries; provided that such assignee or participant agrees to hold such information subject to the confidentiality provisions of this Repurchase Agreement.

                  The Buyer may at any time create a security interest in all or any portion of its rights under this Agreement in favor of any Federal Reserve
Bank in accordance with regulations of the Board of Governors of the Federal
Reserve System and any operating circular issued by such Federal Reserve Bank.
No such assignment shall release the assigning buyer from its obligations hereunder.

                  In the event the Buyer assigns all or a portion of its rights and obligations under this Agreement, the parties hereto agree to negotiate in good faith an amendment to this agreement to add agency provisions similar to those included in repurchase agreements for similar syndicated repurchase facilities.

                  Section 23.   Tax Treatment. Each party to this Repurchase
Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes, to treat each Transaction as indebtedness of the Sellers that is secured by the Purchased Mortgage Loans and that the
Purchased Mortgage Loans are owned by the Sellers in the absence of a Default by the Sellers. All parties to this Repurchase Agreement agree to such treatment and agree to take no action inconsistent with this treatment, unless required by law.

                  Section 24.   Terminability. This Repurchase Agreement may be
canceled by either party upon giving written notice to the other except that this Repurchase Agreement shall, notwithstanding such notice, remain applicable to any Transaction then outstanding. Each representation and warranty made or deemed to be made by entering into a Transaction, herein or pursuant hereto shall survive the making of such representation and warranty, and the Buyer shall not be deemed to have waived any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Buyer may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time the Transaction was made. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of the Sellers under
Section 15 hereof shall survive the termination of this Repurchase Agreement.

                  Section 25.   GOVERNING LAW. THIS REPURCHASE AGREEMENT SHALL
BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT
TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                                      -56-

                  Section 26.   SUBMISSION TO JURISDICTION; WAIVERS. BUYER AND
EACH SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (a)    SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION
OR PROCEEDING RELATING TO THIS REPURCHASE AGREEMENT AND THE OTHER REPURCHASE
DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT
THEREOF, TO THE EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW
YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN
DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (b)    CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE
BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION
THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING
IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN
INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (c)    AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR
PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED
MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS
ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH
THE BUYER SHALL HAVE BEEN NOTIFIED;

                  (d)    AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO
EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT
THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                  (e)    THE BUYER AND EACH SELLER HEREBY IRREVOCABLY WAIVE, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY
JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS REPURCHASE
AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED
HEREBY OR THEREBY.

                  Section 27.   No Waivers, etc. No failure on the part of the
Buyer to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Repurchase Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Repurchase Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
The remedies provided herein are cumulative and not exclusive of any remedies provided by law. An Event of Default shall be deemed to be continuing unless expressly waived by the Buyer in writing.

                                      -57-

                  Section 28.   Netting. If the Buyer and the Sellers are
"financial institutions" as now or hereinafter defined in Section 4402 of Title
12 of the United States Code ("Section 4402") and any rules or regulations promulgated thereunder,

                  (a)    All amounts to be paid or advanced by one party to or
on behalf of the other under this Repurchase Agreement or any Transaction hereunder shall be deemed to be "payment obligations" and all amounts to be received by or on behalf of one party from the other under this Repurchase
Agreement or any Transaction hereunder shall be deemed to be "payment entitlements" within the meaning of Section 4402, and this Repurchase Agreement shall be deemed to be a "netting contract" as defined in Section 4402.

                  (b)    The payment obligations and the payment entitlements of
the parties hereto pursuant to this Repurchase Agreement and any Transaction hereunder shall be netted as follows. In the event that either party (the
"Defaulting Party") shall fail to honor any payment obligation under this
Repurchase Agreement or any Transaction hereunder, the other party (the
"Nondefaulting Party") shall be entitled to reduce the amount of any payment to be made by the Nondefaulting Party to the Defaulting Party by the amount of the payment obligation that the Defaulting Party failed to honor.

                  Section 29.   Periodic Due Diligence Review. The Sellers
acknowledge that Buyer has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Sellers agree that upon reasonable (but no less than one (1) Business
Day's) prior notice unless an Event of Default shall have occurred, in which case no notice is required, to the Sellers, the Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Loan Files and any and all documents, records, agreements, instruments or information relating to such
Mortgage Loans in the possession or under the control of the Sellers. The
Sellers also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the
Mortgage Loan Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Sellers acknowledge that Buyer may purchase Mortgage Loans from the Sellers based solely upon the information provided by the Sellers to
Buyer in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the
Mortgage Loans purchased in a Transaction, including, without limitation, ordering broker's price opinions, new credit reports and new appraisals on the related Mortgaged Properties and otherwise regenerating the information used to originate such Mortgage Loan. Buyer may underwrite such Mortgage Loans itself or engage a third party underwriter to perform such underwriting. The Sellers agree to cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Sellers. The Sellers further agree that the Sellers shall pay all expenses incurred by Buyer in connection with Buyer's activities pursuant to this Section 29 ("Due Diligence Costs"); provided, that such Due
Diligence Costs shall not exceed the Due Diligence Cap per calendar year unless a Default or Event of Default

                                      -58-

shall have occurred, in which event Buyer shall have the right to perform due diligence, at the sole expense of Sellers without regard to the dollar limitation set forth herein.

                  Section 30.   Buyer's Appointment As Attorney-In-Fact. (a)
Each Seller hereby irrevocably constitutes and appoints the Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Seller and in the name of such Seller or in its own name, from time to time in the Buyer's discretion, for the purpose of carrying out the terms of this Repurchase Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Repurchase Agreement, and, without limiting the generality of the foregoing, such Seller hereby gives the Buyer the power and right, on behalf of such Seller, without assent by, but with notice to, such Seller, if an Event of Default shall have occurred and be continuing, to do the following:

                  (i)    in the name of such Seller, or in its own name, or
          otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any other Repurchase Assets and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Buyer for the purpose of collecting any and all such moneys due with respect to any other
          Repurchase Assets whenever payable;

                  (ii)   to pay or discharge taxes and Liens levied or placed on
          or threatened against the Repurchase Assets;

                  (iii)  (A) to direct any party liable for any payment under any Repurchase Assets to make payment of any and all moneys due or to become due thereunder directly to the Buyer or as the Buyer shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Repurchase
          Assets; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any
          Repurchase Assets; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Repurchase Assets or any proceeds thereof and to enforce any other right in respect of any Repurchase Assets; (E) to defend any suit, action or proceeding brought against such Seller with respect to any Repurchase Assets; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Buyer may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any
          Repurchase Assets as fully and completely as though the Buyer were the absolute owner thereof for all purposes, and to do, at the Buyer's option and such Seller's expense, at any time, and from time to time, all acts and things which the Buyer deems necessary to protect, preserve or realize upon the Repurchase Assets and the Buyer's Liens thereon and to effect the intent of this Repurchase Agreement, all as fully and effectively as such Seller might do.

                                      -59-

                  (b) Each Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (c)    Each Seller also authorizes the Buyer, if an Event of
Default shall have occurred, from time to time, to execute, in connection with any sale provided for in Section 14 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Repurchase
Assets.

                  (d)    The powers conferred on the Buyer hereunder are solely
to protect the Buyer's interests in the Repurchase Assets and shall not impose any duty upon it to exercise any such powers. The Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Sellers for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  Section 31.   Miscellaneous

                  (a)    Counterparts. This Repurchase Agreement may be executed
in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this
Repurchase Agreement by signing any such counterpart.

                  (b)    Captions. The captions and headings appearing herein
are for included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Repurchase Agreement.

                  (c)    Acknowledgment. Each Seller hereby acknowledges that:

                  (i)    it has been advised by counsel in the negotiation,
          execution and delivery of this Repurchase Agreement and the other
          Repurchase Documents;

                  (ii)   the Buyer has no fiduciary relationship to the Sellers;
          and

                  (iii)  no joint venture exists between the Buyer and the
          Sellers.

                  (d)    Documents Mutually Drafted. The Sellers and Buyer agree
that this Repurchase Agreement each other Repurchase Document prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.

                  Section 32.   Confidentiality. The Buyer and each Seller
hereby acknowledge and agree that all written or computer-readable information provided by one party to any other regarding the terms set forth in any of the
Repurchase Documents or the Transactions contemplated thereby (the "Confidential
Terms") shall be kept confidential and shall not be divulged to any party without the prior written consent of such other party except to the extent that
(i) it is necessary to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or regulatory bodies or in order to comply with any applicable federal or

                                      -60-

state laws, (ii) any of the Confidential Terms are in the public domain other than due to a breach of this covenant, or (iii) in the Event of a Default the
Buyer determines such information to be necessary or desirable to disclose in connection with the marketing and sales of the Purchased Mortgage Loans or otherwise to enforce or exercise the Buyer's rights hereunder. Notwithstanding the foregoing or anything to the contrary contained herein or in any other
Repurchase Document, the parties hereto may disclose to any and all Persons, without limitation of any kind, the U.S. federal, state and local tax treatment of the Transactions, any fact that may be relevant to understanding the U.S.
federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such U.S.
federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Sellers may not disclose the name of or identifying information with respect to Buyer or any pricing terms (including, without limitation, the Pricing Rate, Purchase Price Percentage and Purchase
Price) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the U.S. federal, state and local tax treatment of the Transactions and is not relevant to understanding the U.S. federal, state and local tax treatment of the Transactions, without the prior written consent of the Buyer. The provisions set forth in this Section 32 shall survive the termination of this Repurchase Agreement for a period of one year following such termination.

                  Section 33.   Intent. (a) The parties recognize that each
Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of
Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended
(except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

                  (b)    It is understood that either party's right to liquidate
Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 14 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

                  (c)    The parties agree and acknowledge that if a party
hereto is an "insured depository institution," as such term is defined in the
Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

                  (d)    It is understood that this Repurchase Agreement
constitutes a "netting contract" as defined in and subject to Title IV of the
Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and
each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation," respectively, as defined in and subject to
FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

                                      -61-

                  (e)    This Repurchase Agreement is intended to be a
"repurchase agreement" and a "securities contract," within the meaning of
Section 555 and Section 559 under the Bankruptcy Code.

                  Section 34.   Disclosure Relating to Certain Federal
Protections. The parties acknowledge that they have been advised that:

                  (a)    in the case of Transactions in which one of the parties
is a broker or dealer registered with the Securities and Exchange Commission
("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"),
the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not
protect the other party with respect to any Transaction hereunder;

                  (b)    in the case of Transactions in which one of the parties
is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

                  (c)    in the case of Transactions in which one of the parties
is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the
Federal Deposit Insurance Corporation or the National Credit Union Share
Insurance Fund, as applicable.

                  Section 35.   Conflicts. In the event of any conflict between
the terms of this Repurchase Agreement, any other Repurchase Document and any
Confirmation, the documents shall control in the following order of priority:
first, the terms of the Confirmation shall prevail, then the terms of this
Repurchase Agreement shall prevail, and then the terms of the Repurchase
Documents shall prevail.

                  Section 36.   Authorizations. Any of the persons whose
signatures and titles appear on Schedule II are authorized, acting singly, to act for the Sellers or Buyer, as the case may be, under this Repurchase
Agreement.

                  Section 37.   Acknowledgement of Anti Predatory Lending
Practices. Buyer has in place internal policies and procedures that expressly prohibit its purchase of any High Cost Mortgage Loan.

                  Section 38.   General Interpretive Principles. For purposes of
this Repurchase Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a)    the terms defined in this Repurchase Agreement have the
meanings assigned to them in this Repurchase Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b)    accounting terms not otherwise defined herein have the
meanings assigned to them in accordance with generally accepted accounting principles;

                                      -62-

                  (c)    references herein to "Articles", "Sections",
"Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Repurchase Agreement;

                  (d)    a reference to a Subsection without further reference
to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e)    the words "herein", "hereof", "hereunder" and other
words of similar import refer to this Repurchase Agreement as a whole and not to any particular provision;

                  (f)    the term "include" or "including" shall mean without
limitation by reason of enumeration; and

                  (g)    all times specified herein or in any other Repurchase
Document (unless expressly specified otherwise) are local times in New York, New
York unless otherwise stated.

                  Section 39.   Joint and Several. Each Seller shall be jointly
and severally liable for the full, complete and punctual performance and satisfaction of all obligations of each Seller under this Repurchase Agreement.
Accordingly, each Seller waives any and all notice of creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Buyer upon such Seller's joint and several liability. Each Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Seller with respect to the Obligations. When pursuing its rights and remedies hereunder against such Seller, Buyer may, but shall be under no obligation to, pursue such rights and remedies hereunder against such Seller or any other Person or against any collateral security for the Obligations or any right of offset with respect thereto, and any failure by
Buyer to pursue such other rights or remedies or to collect any payments from such Seller or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Seller or any such other Person or any such collateral security, or right of offset, shall not relieve such Seller of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Buyer against such Seller.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                      -63-

                  IN WITNESS WHEREOF, the parties have entered into this
Repurchase Agreement as of the date set forth above.

                                BUYER:

                                JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                By: /s/Jonathan P. Davis
                                    --------------------
                                    Name: Jonathan P. Davis
                                    Title: Vice President

                                Address for Notices:
                                -------------------

                                    JPMorgan Chase Bank, National Association
                                    270 Park Avenue
                                    10th Floor
                                    New York, New York 10017
                                    Attention: Jonathan Davis
                                    Telecopier No.: (917) 464-4160
                                    Telephone No.:  (212) 834-3850

                                    SELLER:
                                    -------

                                    MORTGAGEIT, INC.

                                    By: /s/Robert A. Gula
                                        -----------------
                                        Name: Robert A. Gula
                                        Title: Chief Financial Officer

                                    Address for Notices:
                                    -------------------
                                        33 Maiden Lane, 6th Floor
                                        New York, NY 10038
                                        Attention: Michael Zigrossi
                                        Telecopier No.:  212.651.4674
                                        Telephone No:  212.651.7774

                                    SELLER:
                                    -------

                                    MORTGAGEIT HOLDINGS, INC.

                                    /s/Robert A. Gula
                                    -----------------
                                        Name: Robert A. Gula
                                        Title: Chief Financial Officer

                                    Address for Notices:
                                    -------------------
                                        33 Maiden Lane, 6th Floor
                                        New York, NY 10038
                                        Attention: Michael Zigrossi
                                        Telecopier No.:  212-651-4674
                                        Telephone No:  212-651-7774

                                    SELLER:

                                    MHL FUNDING CORP.

                                    By: /s/Glenn J. Mouridy
                                        -------------------
                                        Name: Glenn J. Mouridy
                                        Title: Chief Financial Officer

                                    Address for Notices:
                                    -------------------
                                        33 Maiden Lane, 6th Floor
                                        New York, NY 10038
                                        Attention: Michael Zigrossi
                                        Telecopier No.:  212.651.4674
                                        Telephone No:  212.651.7774

                                    SELLER:

                                    NEXT AT BAT LENDING, INC.

                                    By: /s/Donald Epstein
                                        -----------------
                                        Name: Donald Epstein
                                        Title: Treasurer

                                    Address for Notices:
                                    -------------------
                                        33 Maiden Lane, 6th Floor
                                        New York, NY 10038
                                        Attention: Michael Zigrossi
                                        Telecopier No.:  212.651.4674
                                        Telephone No:  212.651.7774

                                                                      SCHEDULE 1

                REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS

         Each of the Sellers makes the following representations and warranties to the Buyer with respect to each Mortgage Loan that as of the Purchase Date for the purchase of any Purchased Mortgage Loans by the Buyer from the Sellers and as of the date of this Repurchase Agreement and any Transaction hereunder and at all times while the Repurchase Documents and any Transaction hereunder is in full force and effect. For purposes of this Schedule 1 and the representations and warranties set forth herein, a breach of a representation or warranty shall be deemed to have been cured with respect to a Mortgage Loan if and when a
Seller has taken or caused to be taken action such that the event, circumstance or condition that gave rise to such breach no longer adversely affects such
Mortgage Loan. With respect to those representations and warranties which are made to the best of a Seller's knowledge, if it is discovered by such Seller or the Buyer that the substance of such representation and warranty is inaccurate, notwithstanding such Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

         (a)   Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

         (b)   Payments Current. All payments required to be made up to the close of business on the Purchase Date for such Mortgage Loan under the terms of the Mortgage Note have been made and credited. Except with respect to Delinquent
59-Day Mortgage Loans, no payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent at any time since the origination of the Mortgage Loan. The first Monthly Payment shall be made, or shall have been made, with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related
Mortgage Note; and, if the Mortgage Loan is a Co-op Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever to the knowledge of the Sellers, been threatened or commenced with respect to the Co-op
Loan. No Mortgage Loan is a Delinquent Mortgage Loan on the initial Purchase
Date;

         (c)   No Outstanding Charges. There are no delinquent taxes, ground rents, water charges, sewer rents, governmental assessments, municipal charges, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged
Property. The related Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the
Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d)   Original Terms Unmodified. The terms of the Mortgage Note (and the Proprietary Lease and the Pledge Instruments with respect to each Co-op
Loan) and the

                                    Sch.1-1

Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the related Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary
Insurance Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Final Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no
Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Final Mortgage Loan Schedule;

         (e)   No Defenses. The Mortgage Note and the Mortgage (and the
Assignment of Proprietary Lease related to each Co-op Loan) are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor of any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (f) Hazard Insurance. The Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the related Seller as of the date of origination consistent with the Underwriting Guidelines, against earthquake and other risks insured against by Persons operating like properties in the locality of the
Mortgaged Property, in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan, or (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting
Guidelines. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Emergency Management Agency is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Mortgage Loan (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1974. All such insurance policies
(collectively, the "hazard insurance policy") contain a standard mortgagee clause naming Seller, its successors and assigns (including, without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee.
No such notice has been received by Seller. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law

                                    Sch. 1-2

or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or
"blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit development.
The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. No Seller has engaged in, nor has any knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized any Seller;

         (g)   Compliance with Applicable Law. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, and the Sellers shall maintain or shall cause its agent to maintain in its possession, available for the inspection of Buyer, and shall deliver to Buyer, upon demand, evidence of compliance with all such requirements;

         (h)   No Satisfaction of Mortgage. The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged
Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. No Seller has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has any Seller waived any default resulting from any action or inaction by the Mortgagor;

         (i)   Valid First or Second Lien. The Mortgage is a valid, subsisting, enforceable and perfected (a) with respect to each first lien Mortgage Loan, first priority lien and first priority security interest or (b) with respect to a Second Lien Mortgage Loan, second priority lien and second priority security interest, in each case, on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

               (i)   the lien of current real property taxes and assessments not yet due and payable;

               (ii)  covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in Buyer's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the

                                    Sch. 1-3

         Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;

               (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

               (iv)  with respect to each Mortgage Loan that is a Second Lien
         Mortgage Loan, a first lien on the Mortgaged Property.

         Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (a) with respect to each first lien Mortgage
Loan, first priority lien and first priority security interest and (b) with respect to each Second Lien Mortgage Loan, second priority lien and second priority security interest, in each case, on the property described therein and each Seller has full right to pledge and assign the same to Buyer. The Mortgaged
Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage; with respect to each
Co-op Loan, each Assignment of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related
Mortgage Note subject only to (a) the lien of the related Co-op Corporation for unpaid assessments representing the obligor's pro rata share of the Co-op
Corporation's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Assignment of Lease
Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Co-op
Project;

         (j)   Validity of Mortgage Documents. The Mortgage Note and the
Mortgage and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage
Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. Seller has reviewed all of the documents constituting the Mortgage File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein. To the best of each Seller's knowledge, except as disclosed to Buyer in writing, all tax identifications and property descriptions are legally sufficient; and tax segregation, where required, has been completed;

                                    Sch. 1-4

         (k)   Full Disbursement of Proceeds. Other than with respect to a
HELOC, the proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

         (l)   Ownership. The related Seller has full right to sell the Mortgage
Loan to Buyer free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell each Mortgage Loan (and with respect to any Co-op Loan, the sole owner of the related Assignment of Proprietary Lease) pursuant to this
Repurchase Agreement and following the sale of each Mortgage Loan, Buyer will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Repurchase Agreement;

         (m)   Doing Business. All parties which have had any interest in the
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state;

         (n)   Title Insurance. The Mortgage Loan is covered by either (i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac and each such title insurance policy is issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns, as to the first priority lien of the Mortgage, as applicable, in the original principal amount of the
Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the
Mortgage), subject only to the exceptions contained in clauses (1), (2) and (3)
of paragraph (i) of this Schedule 1, and in the case of adjustable rate Mortgage
Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading.

                                    Sch. 1-5

Seller, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder or servicer of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller;

         (o)   No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the related Seller has not waived any default, breach, violation or event of acceleration; and with respect to each Co-op Loan, there is no default in complying with the terms of the Mortgage Note, the Assignment of Proprietary Lease and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the related Seller has the right under the terms of the Mortgage Note, Assignment of Lease and Recognition
Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

         (p)   No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related
Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (q)   Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the related
Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgage Property is in violation of any applicable zoning law or regulation;

         (r)   Origination. The Mortgage Loan was originated by or in
conjunction with a mortgagee approved by the Secretary of Housing and Urban
Development pursuant to Sections 203 and 211 of the National Housing Act, a
savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage
Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to

                                    Sch. 1-6

amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization. The Due Date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note;

         (s)   Payment Provisions. Other than with respect to a HELOC, principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage
Note is payable on the first day of each month in Monthly Payments, which, in the case of a fixed rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate
Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The
Mortgage Note does not permit negative amortization. With respect to HELOCs, the related Mortgagor may request advances up to the Credit Limit within the first ten years following the date of origination; each HELOC will amortize within thirty (30) years from the date of origination;

         (t)   Customary Provisions. The Mortgage Note has a stated maturity.
The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a
Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the
Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage
Loan will be able to deliver good and merchantable title to the Mortgaged
Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgage Note and
Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

         (u)   Collection Practices; Escrow Deposits; Interest Rate Adjustments.
The origination and collection practices used by the Sellers with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage
Loan has been serviced by the Sellers and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow
Payments, if any, all such payments are in the possession of, or under the control of, the Sellers and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Sellers have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the related Seller for any work on a Mortgaged Property which has not been completed. All Mortgage
Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited. The
Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of

                                    Sch. 1-7

the benefits of the security provided thereby, including, (a) in the case of a
Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure.

         (v)   Mortgaged Property Undamaged. The Mortgaged Property is free of damage by fire, earthquake or earth movement, windstorm, flood, tornado or other casualty and waste, and there is no proceeding pending for the total or partial condemnation thereof;

         (w)   Customary Provisions. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. The Mortgagor has not notified any Seller and no Seller has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

         (x)   Conformance with Underwriting Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time the Mortgage Loan was originated;

         (y)   No Additional Collateral. The Mortgage Note is not and has not
been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (z)   Appraisal. Except with respect to HELOCs originated in accordance with the Underwriting Guidelines, the Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of Fannie Mae and
Freddie Mac and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the related Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of
Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the requirements of Title XI of the Federal Institutions Reform,
Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

         (aa)  Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Buyer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (bb)  No Buydown Provisions; No Graduated Payments or Contingent
Interests. No Mortgage Loan contains provisions pursuant to which Monthly
Payments are (a) paid or partially paid with funds deposited in any separate account established by the Sellers, the Mortgagor, or anyone on behalf of the
Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The
Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                                    Sch. 1-8

         (cc)  Mortgagor Acknowledgment. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans and adjustable rate mortgage loans i and rescission materials with respect to
Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage
File;

         (dd)  No Construction Loans. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property or (b)
facilitating the trade-in or exchange of a Mortgaged Property;

         (ee)  Acceptable Investment. No Seller has any knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage
Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

         (ff)  LTV, PMI Policy. Except where permitted by an Agency or HUD under their respective guidelines, no Mortgage Loan has an LTV or CLTV in excess of
100%. Each Mortgage Loan (other than a Subprime Mortgage Loan) with an LTV at origination in excess of 80% is and will be subject to a Primary Mortgage
Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the
Mortgaged Property required by Fannie Mae. All provisions of such Primary
Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium;

         (gg)  Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization (other than with respect to Negative
Amortization Mortgage Loans) or forbearance of interest;

         (hh)  No Equity Participation. No document relating to the Mortgage
Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the
Mortgaged Property or the Mortgagor and no Seller has financed nor does it own directly or indirectly, any equity of any form in the Mortgaged Property or the
Mortgagor;

         (ii)  Proceeds of Mortgage Loan. The proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to any Seller or any Affiliate or correspondent of any
Seller, except in connection with a refinanced Mortgage Loan;

         (jj)  Origination Date. The origination date is no earlier than ninety
(90) days prior to the related Purchase Date;

                                    Sch. 1-9

         (kk)  No Exception. The Custodian has not noted any material exceptions on a Mortgage Loan Schedule and Exception Report with respect to the Mortgage
Loan which would materially adversely affect the Mortgage Loan or Buyer's interest in the Mortgage Loan;

         (ll)  Occupancy of Mortgaged Property. The Mortgaged Property is
lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

         (mm)  No Misrepresentation or Fraud. No error, omission,
misrepresentation, negligence, fraud or similar occurrence with respect to a
Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

         (nn)  Transfer of Mortgage Loans. Except with respect to Mortgage Loans registered with MERS, the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the
Mortgaged Property is located;

         (oo)  Consolidated Future Advances. Any principal advances made to the
Mortgagor prior to the Cut-off Date have been or, in the case of HELOCs, will be, consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien or second lien, as applicable, priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount or, in the case of HELOCs, the Credit
Limit of the Mortgage Loan;

         (pp)  No Balloon Payment. No Mortgage Loan has a balloon payment feature;

         (qq)  Condominiums/ Planned Unit Developments. If the Residential
Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of Fannie Mae and Freddie Mac including Fannie Mae eligibility requirements for sale to Fannie Mae or is located in a condominium or planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

         (rr)  Downpayment. The source of the down payment with respect to each
Mortgage Loan has been fully verified by the Sellers;

         (ss)  Calculation of Interest. Except in the case of HELOCs, nterest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

                                   Sch. 1-10

         (tt)  Environmental Matters. The Mortgaged Property is in material compliance with all applicable local, state and federal environmental laws, rules or regulations pertaining to environmental hazards including, without limitation, asbestos, and no Seller nor, to any Seller's knowledge, the related
Mortgagor, has received any notice of any violation or potential violation of such law nor is there any pending action or proceeding directly involving any
Mortgaged Property of which any Seller is aware in which compliance with any environmental law, rule or regulation is an issue;

         (uu)  Predatory Lending Regulations; High Cost Loans. No Mortgage Loan
(a) is subject to Section 226.32 of Regulation Z or any similar state law
(relating to high interest rate credit/lending transactions), or (b) is a High
Cost Mortgage Loan;

         (vv)  Location and Type of Mortgaged Property. The Mortgaged Property
is a fee simple property located in the state identified in the Mortgage Loan
Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or a Co-op Unit, or an individual unit in a planned unit development, provided, however, that any condominium project, Co-op Project or planned unit development shall conform with the applicable Fannie Mae and Freddie Mac requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

         (ww)  Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage
Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (xx)  Servicemembers Civil Relief Act of 2003. The Mortgagor has not
notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003;

         (yy)  No Denial of Insurance. No action, inaction, or event has occurred and no state of exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by any Seller or any designee of any Seller or any corporation in which any Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance. The Sellers have caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Buyer in any insurance policies applicable to the
Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Buyer;

         (zz)  Flood Certification Contract. The Sellers have obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Buyer;

                                   Sch. 1-11

         (aaa)  Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Buyer)
have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Sellers, or is in the process of being recorded;

         (bbb)  Simple Interest Mortgage Loans. Other than HELOCs, none of the
Mortgage Loans are simple interest Mortgage Loans;

         (ccc)  Documents Genuine. Such Purchased Mortgage Loan and all
accompanying collateral documents are complete and authentic and all signatures thereon are genuine. Such Purchased Mortgage Loan is a "closed" loan fully funded by the related Seller and held in such Seller's name;

         (ddd)  Bona Fide Loan. Such Purchased Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set-off or counterclaim;

         (eee)  Other Encumbrances. To the best of the related Seller's knowledge, any property subject to any security interest given in connection with such Purchased Mortgage Loan is not subject to any other encumbrances other than a stated first mortgage, if applicable, and encumbrances which may be allowed under the Underwriting Guidelines;

         (fff)  Description. Each Purchased Mortgage Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule delivered to the Custodian and Buyer;

         (ggg)  Located in U.S. No collateral (including, without limitation, the related real property and the dwellings thereon and otherwise) relating to a
Purchased Mortgage Loan is located in any jurisdiction other than in one of the fifty (50) states of the United States of America or the District of Columbia;

         (hhh)  Prepayment Penalty. With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and will be enforced by the related Seller, and each Prepayment Penalty is permitted pursuant to federal, state and local law. No Mortgage Loan will impose a
Prepayment Penalty for a term in excess of five years from the date such
Mortgage Loan was originated. Except as otherwise set forth on the Mortgage Loan
Schedule, with respect to each Mortgage Loan that contains a Prepayment Penalty, such Prepayment Penalty is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related
Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan;

         (iii)  Servicing Practices. Each Mortgage Loan has been serviced in all material respects in compliance with those mortgage servicing practices
(including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located; and

                                   Sch. 1-12

         (jjj)  Single-Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit insurance policies.

         (kkk)  FICO. Except with the respect to Subprime Mortgage Loans, no
Mortgage Loan has a FICO score below 625. No Subprime Mortgage Loans has a FICO score below 500.

         (lll)  Subprime Mortgage Loans. No Subprime Mortgage Loan has a credit grade below "B".

         (mmm)  Principal Balance. No Mortgage Loan has an original principal balance of greater than 2,000,000.

         (nnn)  Negative Amortization Mortgage Loans. Each Negative Amortization
Mortgage Loan is subject to a Takeout Commitment with sufficient capacity to cover such Negative Amortization Mortgage Loan.

         (ooo)  Government Subsidy Program. No Mortgage Loan is subject to any governmental subsidy program;

         (ppp)  Regarding the Mortgagor. The Mortgagor is one or more natural persons, and no Mortgagor is an Affiliate, officer or director of any Seller or any Affiliate of any Seller.

         (qqq)  Revolving Period. Each HELOC provides for an initial period (the
"Revolving Period") during which the Mortgagor is required to make monthly payments of interest payable in arrears and requires repayment of the unpaid principal balance thereof over a period following the Revolving Period (the
"Repayment Period") which is not in excess of 120 months. As of the Purchase
Date no HELOC was in its Repayment Period.

         (rrr)  Co-op Loan: Valid First Lien. With respect to each Co-op Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related cooperative shares securing the related cooperative note and lease, subject only to (a) liens of the cooperative for unpaid assessments representing the Mortgagor's pro rata share of the cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the security interest. There are no liens against or security interests in the cooperative shares relating to each Co-op Loan (except for unpaid maintenance, assessments and other amounts owed to the related cooperative which individually or in the aggregate will not have a material adverse effect on such Co-op Loan), which have priority equal to or over the related Seller's security interest in such Co-op Shares;

         (sss)  Co-op Loan: Compliance with Law. With respect to each Co-op
Loan, the related cooperative corporation that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of Section 216 of the Internal Revenue Code, and is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property;

                                   Sch. 1-13

         (ttt)  Co-op Loan: No Pledge. With respect to each Co-op Loan, there is no prohibition against pledging the shares of the cooperative corporation or assigning the Proprietary Lease. With respect to each Co-op Loan, (i) the term of the related Proprietary Lease is longer than the term of the Co-op Loan, (ii)
there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Co-op Shares owned by such Mortgagor first to the Co-op
Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Co-op Shares or assigning the Proprietary Lease and (iv) the
Recognition Agreement is on a form of agreement published by Aztech Document
Systems, Inc. as of the date hereof or includes provisions which are no less favorable to the lender than those contained in such agreement; and

         (uuu)  Co-op Loan: Acceleration of Payment. With respect to each Co-op
Loan, each Assignment of Proprietary Lease contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the material benefits of the security provided thereby. The
Assignment of Proprietary Lease contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Co-op Unit is transferred or sold without the consent of the holder thereof.

                                   Sch. 1-14

                                                                     SCHEDULE II

                           AUTHORIZED REPRESENTATIVES

SELLER NOTICES
--------------

Name: Michael A. Zigrossi               Address:    MortgageIT, Inc.
Title:                                              MortgageIT Holdings, Inc.
Telephone:  212.651.7774                            MHL Funding Corp.
Facsimile:  212.651.4674                            Next at Bat Lending, Inc.
                                                    33 Maiden Lane
                                                    6th Floor
                                                    New York, NY 10038

SELLER AUTHORIZATIONS
---------------------

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for the applicable Seller under this Repurchase Agreement:

                                   Sch. II-1

                 AUTHORIZED REPRESENTATIVES OF MORTGAGEIT, INC.

             Name                    Title                      Signature
-------------------------  ----------------------------  ----------------------
Doug W. Naidus               Chief Executive Officer       /s/ Doug W. Naidus

Robert A. Gula               Chief Financial Officer       /s/ Robert A. Gula

                                   Sch. II-2

             AUTHORIZED REPRESENTATIVES OF MORTGAGEIT HOLDINGS, INC.

         Name                       Title                     Signature
-----------------------    --------------------------    --------------------
Doug W. Naidus               Chief Executive Officer      /s/Doug W. Naidus

Glenn J. Mouridy             Chief Financial Officer      /s/Glenn J. Mouridy

                                   Sch. II-3

                 AUTHORIZED REPRESENTATIVES OF MHL FUNDING CORP.

         Name                         Title                    Signature
-----------------------    --------------------------    --------------------
Glenn J. Mouridy             President                    /s/Glenn J. Mouridy

Donald Epstein               Treasurer                    /s/Donald Epstein

Sean McGrath                 Executive Vice President     /s/Sean McGrath

             AUTHORIZED REPRESENTATIVES OF NEXT AT BAT LENDING, INC.

         Name                         Title                    Signature
-----------------------    --------------------------    --------------------
Gary Bierfriend            President                     /s/Gary Bierfriend

Donald Epstein             Treasurer                     /s/Donald Epstein

Sean McGrath               Executive Vice President      /s/Sean McGrath

                                   Sch. II-4

BUYER NOTICES
-------------

Name: Jonathan Davis                    Address: JPMorgan Chase Bank, National
Title: Vice President                            Association
Telephone: (212) 834-3850                        270 Park Avenue
Facsimile: (917) 464-4160                        10th Floor
                                                 New York, New York 10017

BUYER AUTHORIZATIONS
--------------------

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Buyer under this
Repurchase Agreement:

         Name                         Title                    Signature
-----------------------    --------------------------    --------------------
Jonathan Davis             Vice President                /s/Jonathan Davis

Mark Catalano              Vice President                /s/Mark Catalano

Stan Labanowski            Managing Director             /s/Stan Labanowski

                                   Sch. II-5

                                                                       EXHIBIT A

                           FORM OF CONFIRMATION LETTER

October, 200__

-----------------------

-----------------------

-----------------------

-----------------------
Attention:

Confirmation No.:
                 ---------------------------

Ladies/Gentlemen:

                  This letter confirms our oral agreement to purchase from you the Mortgage Loans listed in Appendix I hereto, pursuant to the Master
Repurchase Agreement governing purchases and sales of Mortgage Loans between us, dated as of October _ , 2002 (the "Agreement"), as follows:

                  Purchase Date:

                  Mortgage Loans to be Purchased:  See Appendix I hereto.

                  [Appendix I to Confirmation Letter will list Mortgage Loans]

                  Aggregate Principal Amount of Purchased Mortgage Loans:

                  Purchase Price:

                  Pricing Spread:

                  Repurchase Date:

                  Repurchase Price:

                  [Purchase Price Percentage:]

                  Names and addresses for communications:

                  Buyer:
                           JPMorgan Chase Bank, National Association
                           270 Park Avenue, 10th Floor
                           New York, New York 10017

                  Attention: Jonathan Davis

                                    Exh. A-1

                  Seller:

                           MortgageIT, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038

                  Attention: Michael Zigrossi

                  Seller:

                           MortgageIT Holdings, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038

                  Attention:  Michael Zigrossi

                  Seller:

                           MHL Funding Corp.
                           33 Maiden Lane
                           6th Floor

                  Attention:  Michael Zigrossi

                  Seller:

                           Next at Bat Lending, Inc.
                           33 Maiden Lane
                           6th Floor
                           New York, NY 10038

                  Attention:  Michael Zigrossi

                                               JPMORGAN CHASE BANK, National
                                                  Association

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Agreed and Acknowledged:

-------------------------------------
            Seller

                                    Exh. A-2

By:  _____________________________________________________
     Name:
     Title:

MORTGAGEIT, INC.

Seller

By:  _____________________________________________________

Name:

Title:

MORTGAGEIT HOLDINGS, INC.

Seller

By:  _____________________________________________________

Name:

Title:

MHL FUNDING CORP.

Seller

                                    Exh. A-3

By:  _____________________________________________________

Name:

Title:

NEXT AT BAT LENDING, INC.

Seller

By:  _____________________________________________________

Name:

Title:

                                    Exh. A-4

                                                                       EXHIBIT B

                                FORM OF OPINIONS

JPMorgan Chase Bank, National Association
[Address]

Dear Sirs and Mesdames:

                  You have requested our opinion as counsel to MortgageIT, Inc.,
MortgageIT Holdings, Inc., MHL Funding Corp., Next at Bat Lending, Inc. a
corporation organized and existing under the laws of [New York] [Maryland]
[Delaware] (the "Sellers"), with respect to certain matters in connection with that certain Master Repurchase Agreement governing purchases and sales of certain Mortgage Loans, dated October [ ], 200___ (the "Repurchase Agreement"), by and among the Seller, MortgageIT, Inc., MortgageIT Holdings, Inc., MHL
Funding Corp., Next at Bat Lending, Inc. and JPMorgan Chase Bank, National
Association (the "Buyer) and a Custodial Agreement, dated _______, 200___ (the
"Custodial Agreement") by and between the Seller, JPMorgan Chase Bank, National
Association and [_________]. The Master Repurchase Agreement and the Custodial
Agreement are hereinafter collectively referred to as the "Governing
Agreements." Capitalized terms not otherwise defined herein have the meanings set forth in the Repurchase Agreement.

                  [We] [I] have examined the following documents:

                  1.       the Repurchase Agreement;

                  2.       the Custodial Agreement;

                  3.       unfiled copies of the financing statements listed on
                           Schedule 1 (collectively, the "Financing Statements")
                           naming the Seller as Debtor and the Buyer as Secured
                           Party and describing the Repurchase Assets (as
                           defined in the Master Repurchase Agreement) as to
                           which security interests may be perfected by filing
                           under the Uniform Commercial Code of the States
                           listed on Schedule 1 (the "Filing Collateral"), which
                           I understand will be filed in the filing offices
                           listed on Schedule 1 (the "Filing Offices");

                  4.       the reports listed on Schedule 2 as to UCC financing
                           statements (collectively, the "UCC Search Report");

                  5.       such other documents, records and papers as we have
                           deemed necessary and relevant as a basis for this
                           opinion.

                  To the extent [we] [I] have deemed necessary and proper, [we]
[I] have relied upon the representations and warranties of the Seller contained in the Repurchase Agreement. [We] [I] have assumed the authenticity of all documents submitted to me [us] as originals, the

                                    Exh. B-1

genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

                  Based upon the foregoing, it is [our] [my] opinion that:

                  1.   The Seller is duly organized, validly existing and in
good standing under the laws of the State of [New York] [Maryland] [Delaware]
and is qualified to transact business in, and is in good standing under, the laws of the [State of ____].

                  2.   The execution, delivery and performance by the Seller of
the Governing Agreements to which it is a party, and the sales by the Seller and the pledge of the Repurchase Assets under the Repurchase Agreement have been duly authorized by all necessary corporate action on the part of the Seller.
Each of the Governing Agreements have been executed and delivered by the Seller and are legal, valid and binding agreements enforceable in accordance with their respective terms against the Seller, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Buyer's purchase of the Purchased Mortgage Loans and/or security interest in the
Purchased Mortgage Loans.

                  3.   No consent, approval, authorization or order of, and no
filing or registration with, any court or governmental agency or regulatory body is required on the part of the Seller for the execution, delivery or performance by the Seller of the Governing Agreements to which it is a party or for the sales by the Seller under the Repurchase Agreement or the sale of the Repurchase
Assets to the Buyer and/or granting of a security interest to the Buyer in the
Repurchase Assets, pursuant to the Repurchase Agreement.

                  4.   The execution, delivery and performance by the Seller of,
and the consummation of the transactions contemplated by the Governing
Agreements to which it is a party do not and will not (a) violate any provision of the Seller's charter or by-laws, (b) violate any applicable law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Seller of which I [we] have knowledge (after due inquiry) or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have knowledge (after due inquiry) to which the Seller s a party or by which it is bound or to which it is subject, or
(except for the Liens created pursuant to the Repurchase Agreement) result in the creation or imposition of any Lien upon any Property of the Seller pursuant to the terms of any such agreement or instrument.

                  5.   here is no action, suit, proceeding or investigation
pending or, to the best of [our] [my] knowledge, threatened against the Seller which, in [our] [my] judgment, either in any one instance or in the aggregate, would be reasonably likely to result in any material adverse change in the properties, business or financial condition, or prospects of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into

                                    Exh. B-2

question the validity of the Governing Agreements to which it is a party or the
Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be reasonably likely to impair materially the ability of the Seller to perform under the terms of the Governing
Agreements to which it is a party or the Mortgage Loans.

                  6.   The Repurchase Agreement is effective to create, in favor
of the Buyer, a valid "security interest" as defined in Section 1-201(37) of the
Uniform Commercial Code in all of the right, title and interest of the Seller in, to and under the Repurchase Assets, except that (a) such security interests will continue in Repurchase Assets after its sale, exchange or other disposition only to the extent provided in Section 9-315 of the Uniform Commercial Code, (b)
the security interests in Repurchase Assets in which the Seller acquires rights after the commencement of a case under the Bankruptcy Code in respect of the
Seller may be limited by Section 552 of the Bankruptcy Code.

                  7.   When the Purchased Mortgage Loans are delivered to the
Seller, the security interest referred to in Section 6 above in the Mortgage
Loans will constitute a fully perfected first priority security interest in all right, title and interest of the Seller therein.

                  8.   (a)   Upon the filing of financing statements on Form
UCC-1 naming the Buyer as "Secured Party" and the Seller as "Debtor", and
describing the Repurchase Assets, in the jurisdictions and recording offices listed on Schedule 1 attached hereto, the security interests referred to in
Section 6 above will constitute fully perfected security interests under the
Uniform Commercial Code in all right, title and interest of the Seller in, to and under such Repurchase Assets, which can be perfected by filing under the
Uniform Commercial Code, or, will demonstrate a completion of the sale of the
Mortgage Loans to the Buyer.

                       (b)   The UCC Search Report sets forth the proper filing
offices and the proper debtors necessary to identify those Persons who have on file in the jurisdictions listed on Schedule 1 financing statements covering the
Repurchase Assets as of the dates and times specified on Schedule 2. The UCC
Search Report identifies no Person who has filed in any Filing Office a financing statement describing the Repurchase Assets prior to the effective dates of the UCC Search Report.

                  9.   The provisions of the Collection Account Agreement are
effective to cause the security interest of the Buyer in the Collection Account to be a fully perfected first-priority security interest therein.

                  10.   No The Seller is an "investment company", or a company
"controlled" by an "investment company," within the meaning of the Investment
Company Act of 1940, as amended.

Very truly yours,

                                    Exh. B-3

                                                                       EXHIBIT C

                       SELLER'S TAX IDENTIFICATION NUMBER

         ENTITY                                      EIN #
         ------------------------------------------- ---------------
                                                     20-
         MortgageIT Holdings, Inc.                   0947002
                                                     13-
         MortgageIT, Inc.                            4049218
                                                     20-
         Next at Bat Lending, Inc                    2580616
                                                     20-
         MHL Funding Corp.                           2580554

                                    Exh. C-1

                                                                       EXHIBIT D

                             EXISTING INDEBTEDNESS

                                  INDEBTEDNESS

WAREHOUSE LINES OF CREDIT
-------------------------

Credit Suisse First Boston Mortgage Capital LLC      $  750,000,000.00
Greenwich Capital Financial Products, Inc.           $  500,000,000.00
Residential Funding Corporation                      $  650,000,000.00
UBS Warburg Real Estate Securities, Inc.             $2,000,000,000.00
Merrill Lynch Bank USA                               $1,250,000,000.00
                                                     -----------------
                                                     $5,150,000,000.00

REPURCHASE AGREEMENTS
---------------------

UBS Securities LLC                                   $   79,437,000.00

NOTES PAYABLE
-------------

Technology Investment Capital Corp.                  $   15,000,000.00

SUBORDINATED DEBENTURES
-----------------------

Taberna Preferred Funding I, LTD                     $   50,000,000.00

Attentus Management Group                            $   25,000,000.00
                                                     ------------------
                                                     $   75,000,000.00

                                    Exh. D-1

                                                                       EXHIBIT E

                 [FORM OF COLLECTION ACCOUNT CONTROL AGREEMENT]

                  COLLECTION ACCOUNT CONTROL AGREEMENT, dated as of October [ ],
200[__], among JPMorgan Chase Bank, National Association (the "Buyer"),
MortgageIT, Inc., MortgageIT Holdings, Inc., MHL Funding Corp., Next at Bat
Lending, Inc. (the "Sellers") and [_________________] (the "Bank").

                  WHEREAS, the Sellers and the Buyer have entered into that
certain Repurchase Agreement, dated as of October [ ], 200[__], (the "Repurchase
Agreement") pursuant to which the Buyer may enter into a Transaction (as defined therein) secured by, among other things, the payments made on account of
Purchased Mortgage Loans sold to the Buyer under the Repurchase Agreement
("Distributions");

                  WHEREAS, the Sellers (the "Seller") have established that
certain Collection Account, Acct. No. [_____], subject to the security interest of the Buyer, ABA #[_________], which account is maintained in the name of the
Sellers with the Bank pursuant to the Repurchase Agreement (the "Collection
Account");

                  WHEREAS, pursuant to the Transaction, all Distributions are required to be deposited into the Collection Account identified below within two
(2) Business Days of receipt by the Sellers; and

                  WHEREAS, the Sellers have granted to the Buyer a security
interest in the Collection Account and all amounts held therein;

                  NOW, THEREFORE, the parties hereby agree as follows:

                  Section 1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned in the Repurchase Agreement.

                  Section 2. Transfers To and From Collection Account; Control.
The parties agree that: (a) Distributions received by the Bank for credit to the
Collection Account are, except as provided below, for application as instructed by the Sellers; (b) the Bank shall transfer funds from the Collection Account in accordance with such instructions until the Bank receives notice from the Buyer that an event of default has occurred and is continuing under the Repurchase
Agreement (a "Notice of Event of Default"); and (c) upon the Bank's receipt of a
Notice of Event of Default, the Bank shall (i) in no event (A) transfer funds from the Collection Account to the Sellers, (B) act on the instruction of the
Sellers, or (C) cause or permit withdrawals from the Collection Account in any manner not approved by the Buyer in writing and (ii) comply with instructions originated by the Buyer concerning the disposition of funds in the Collection
Account without further consent of the Sellers.

                  Section 3.   Collection Account. The Bank hereby confirms and
agrees that:

                  (a)   The Bank shall not change the name or account number
of the Collection Account without the prior written consent of the Buyer;

                  (b)   The Collection Account is a "deposit account" (within
the meaning of Section 9-102(a)(29) of the Uniform Commercial Code (the "UCC"));

                  (c)   Without limitation on the Buyer's rights under
Section 2 above, the Bank shall comply with any stop payment orders given by the
Buyer with respect to items presented for payment by the Sellers;

                  (d)   There are no other agreements entered into between
the Bank and the Seller with respect to the Collection Account;

                  (e)   It has not entered into, and until the termination of
this Agreement will not enter into, any agreement with any other person relating to the Collection Account and/or any funds held therein pursuant to which it has agreed, or will agree, to comply with orders or instructions of such other person; and

                  (f)   It has not entered into, and until the termination of
this Agreement will not enter into, any agreement with the Sellers purporting to limit or condition the obligation of the Bank to comply with orders and other instructions of the Buyer as set forth in Sections 2(c)(ii) and 3(c) above.

                  Section 4. Subordination of Lien; Waiver of Set-Off. (a) In
the event that the Bank has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Collection Account or any funds held therein, the Bank hereby agrees that such security interest shall be subordinate to the security interest of the Buyer. The funds and other items deposited to the Collection Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Buyer
(except that the Bank may set off (i) all amounts due to the Bank in respect of customary fees and expenses for the routine maintenance and operation of the
Collection Account and (ii) the face amount of any checks which have been credited to the Collection Account but are subsequently returned unpaid because of uncollected or insufficient funds, or (iii) other returned items or mistakes made in crediting the Collection Account).

                  (b)   The Sellers hereby authorize the Bank, without prior
notice, from time to time to debit any other account the Sellers may have with the Bank for the amount due the Bank hereunder.

                  Section 5.   CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED
BY THE LAWS OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER
AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE "BANK'S
JURISDICTION."

                                   -Exh. E-2-

                  Section 6. Conflict with Other Agreements. (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement between the Sellers and the Bank now existing or hereafter entered into, the terms of this Agreement shall prevail.

                  (b)   No amendment or modification of this Agreement or
waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

                  Section 7.   Adverse Claims. Except for the claims and
interest of the Buyer and of the Seller in the Collection Account, the Bank does not know of any claim to, or interest in, the Collection Account or in funds held therein. If any person asserts any lien, encumbrance or adverse claim
(including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collection Account or against any funds held therein, the Bank will promptly notify the Buyer and the Sellers thereof.

                  Section 8.   Successors. The terms of this Agreement shall be
binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

                  Section 9.   Notices. Any notice, request or other
communication required or permitted to be given under this Agreement shall be in writing and deemed, to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received, or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below:

Seller:
       MortgageIT, Inc.
       33 Maiden Lane
       6th Floor
       New York, NY 10038

       MortgageIT Holdings, Inc,
       33 Maiden Lane
       6th Floor
       New York, NY 10038

       MHL Funding Corp.
       MortgageIT Holdings, Inc,
       33 Maiden Lane
       6th Floor
       New York, NY 10038

       Next at Bat Lending, Inc.
       MortgageIT Holdings, Inc,
       33 Maiden Lane
       6th Floor

                                   -Exh. E-2-

                     New York, NY 10038

                  Attention: Michael Zigrossi
                  Telecopier No.: 212.651.4745
                  Telephone No: 212.651.4739

                   with copies to the Buyer at the address below

                   Buyer:

                     JPMorgan Chase Bank, National Association
                     270 Park Avenue
                     10th Floor
                     New York, New York 10017

                  Attention: Jonathan Davis
                  Telecopier: (917) 464-4160
                  Telephone: (212) 834-3850

                  Bank:

                     [ADDRESS]
                                Attention:
                                            --------------------------------
                                Fax:
                                      --------------------------------------
                                Telephone:
                                            --------------------------------

                  Any party may change its address for notices in the manner set forth above.

                  Section 10.  Termination. The obligations of the Bank to the
Buyer pursuant to this Agreement shall continue in effect until the Buyer has notified the Bank of such termination in writing. The Buyer agrees with the
Sellers to provide Notice of Termination in substantially the form of Exhibit A hereto to the Bank on or after the termination of the Buyer's security interest in the Collection Account pursuant to, or as otherwise provided by, the terms of the Repurchase Agreement.

                  Section 11.  Limitation of Liability; Indemnification of the
Bank. The Sellers and the Buyer hereby agree that (a) the Bank is released from any and all liabilities to the Sellers and the Buyer arising from the terms of this Agreement and the compliance of the Bank with the terms hereof, except to the extent that such liabilities arise from the Bank's bad faith, willful misconduct or gross negligence and (b) the Sellers, their respective successors and assigns shall at all times indemnify and save harmless the Bank from and against any loss, liability or expense incurred without bad faith, willful misconduct or gross negligence on the part of the Bank, its officers, directors and agents, arising out of or in connection with the execution and performance of this Agreement or the maintenance of the Collection Account, including the costs and

                                   -Exh. E-2-

expenses of defending themselves against any claim or liability in connection with the performance of any of their powers or duties hereunder, until the termination of this Agreement.

                  Section 12.  Counterparts. This Agreement may be executed may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

                            [SIGNATURE PAGES FOLLOW]

                                   -Exh. E-2-

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Collection Account Control Agreement, all as of the day and year first above written.

                               MORTGAGEIT, INC. , as Seller

                               By: _____________________________________________
                                   Name:
                                   Title:

                               MORTGAGEIT HOLDINGS, INC., as Seller

                               By: _____________________________________________
                                   Name:
                                   Title:

                               MHL FUNDING CORP., as Seller

                               By: _____________________________________________
                                   Name:
                                   Title:

                               NEXT AT BAT LENDING, INC., as Seller

                               By: _____________________________________________
                                   Name:
                                   Title:

                               JPMORGAN CHASE BANK, National
                                   Association, as Buyer

                               By: _____________________________________________
                                   Name:
                                   Title:

                               [BANK], as Bank

                               By: _____________________________________________
                                   Name:
                                   Title:

                                                                    Exhibit I to
                                            Collection Account Control Agreement
                                            ------------------------------------

            [LETTERHEAD OF JPMORGAN CHASE BANK, National Association]

                                October [ ], 2005

[Bank]
Attention:  __________________

Re:   Notice of Termination of Collection Account Control Agreement
      -------------------------------------------------------------

                  You are hereby notified that the Collection Account Control
Agreement, dated as of October, 2005, a copy of which is attached (the
"Agreement"), among you, the undersigned and MortgageIT, Inc., MortgageIT
Holdings, Inc., MHL Funding Corp., and Next at Bat Lending, Inc. (the "Sellers")
is terminated and you have no further obligations to the undersigned pursuant to the Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collection
Account from the Sellers. This notice terminates any obligations you may have to the undersigned with respect to the Collection Account; provided, however, that nothing contained in this notice shall alter any obligations which you may otherwise owe to the undersigned pursuant to any other agreement.

                               Very truly yours,

                               JPMORGAN CHASE BANK, National Association

                               By: _____________________________________________
                                   Name:
                                   Title:

                                    Exh. E-1

                                                                       EXHIBIT F

                             UNDERWRITING GUIDELINES

                                    Exh. F-1

                                                                       EXHIBIT G

                                 CO-OP LOAN FILE

The following items should be included with respect to any Co-op Loan:

(a)      The (i) original Mortgage Note, endorsed (on the Mortgage Note or an allonge attached thereto) "Pay to the order of _____________, without recourse" and signed by facsimile signature in the name of the related
         Seller by an authorized officer, with all intervening endorsements showing a complete, valid and proper chain of title from the originator of such Mortgage Loan to the related Seller; or (ii) a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

(b)      The original Assignment of Proprietary Lease for each Mortgage Loan, from the related Seller signed by original or by facsimile signature to
         __________________, which assignment shall be in form and substance acceptable for recording (except for the recording information);

(c)      the original Stock Certificate and related Stock Power, in blank, executed by the Mortgagor with such signature guaranteed and original
         Stock Power, in blank executed by the related Seller;

(d)      the original Proprietary Lease and the Assignment of Proprietary Lease
         executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the related Seller, then such Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

(e)      the original Recognition Agreement and the original Assignment of
         Recognition Agreement;

(f)      the recorded state and county Financing Statements and changes thereto;

(g)      an Estoppel Letter and/or Consent;

(h)      the Co-op Lien Search; the guaranty of the Mortgage Note and Co-op
         Loan, if any; and the original of any security agreement or similar document executed in connection with the Co-op Loan.

                                    Exh. G-1

                                                                       EXHIBIT H

                     Certificate of an Officer of the Seller

                  The undersigned, ____________ of [SELLER], a [STATE]
[corporation] (the "Seller"), hereby certifies as follows:

                  1.   Attached hereto as Exhibit A is a copy of the Certificate
of Incorporation of the Seller, as certified by the Secretary of State of the
State of [STATE].

                  2.   Neither any amendment to the Certificate of Incorporation
of the [Seller] nor any other charter document with respect to the Seller has been filed, recorded or executed since _______ __, 200__, and no authorization for the filing, recording or execution of any such amendment or other charter document is outstanding.

                  3.   Attached hereto as Exhibit B is a true, correct and
complete copy of the By-laws of the [Seller] as in effect as of the date hereof and at all times since ________, 200__.

                  4.   Attached hereto as Exhibit C is a true, correct and
complete copy of resolutions adopted by the Board of Directors of the Seller by unanimous written consent on _________ __, 200_ (the "Resolutions"). The
Resolutions have not been further amended, modified or rescinded and are in full force and effect in the form adopted, and they are the only resolutions adopted by the Board of Directors of the [Seller] or by any committee of or designated by such Board of Directors relating to the execution and delivery of, and performance of the transactions contemplated by the Master Repurchase Agreement dated as of [DATE] __, 2002 (the "Repurchase Agreement"), between the Seller, and JPMorgan Chase Bank, National Association (the "Buyer") and the Custodial
Agreement dated as of [DATE] __, 2002, among the Seller, the Buyer and
[CUSTODIAN], as custodian (the "Custodian").

                  5.   The Repurchase Agreement and the Custodial Agreement are
substantially in the form approved by the Resolutions or pursuant to authority duly granted by the Resolutions.

                  6.   The undersigned, as a officers of the Seller or as
attorney-in-fact, are authorized to and have signed manually the Repurchase
Agreement, the Custodial Agreement or any other document delivered in connection with the transactions contemplated thereby, were duly elected or appointed, were qualified and acting as such officer or attorney-in-fact at the respective times of the signing and delivery thereof, and were duly authorized to sign such document on behalf of the Seller, and the signature of each such person appearing on any such document is the genuine signature of each such person.

         NAME                       TITLE                       SIGNATURE
-------------------------  --------------------------  ------------------------

                                    Exh. H-1

                  IN WITNESS WHEREOF, the undersigned has hereunto executed this
Certificate as of the _____ day of __________________, 200_.

                                    [Seller], as [Seller]

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    Exh. H-2

                Exhibit A to Officer's Certificate of the Seller
                ------------------------------------------------

                    [CERTIFICATE OF INCORPORATION OF SELLER]

                                    Exh. H-1

                Exhibit B to Officer's Certificate of the Seller
                ------------------------------------------------

                                    [BY-LAWS]

                                    Exh. H-1

                Exhibit C to Officer's Certificate of the Seller
                ------------------------------------------------

                         CORPORATE RESOLUTIONS OF SELLER

                        Action of the Board of Directors
                          Without a Meeting Pursuant to
                           Section ______ of ________

The undersigned, being the directors of [______________________], a [national]

banking [association] [corporation] (the "Seller"), do hereby consent to the taking of the following action without a meeting and do hereby adopt the following resolutions by written consent pursuant to Section ____________ of

______________ of the State of __________:

                  WHEREAS, it is in the best interests of the Seller to transfer from time to time to Buyer Mortgage Loans against the transfer of funds by
Buyer, with a simultaneous agreement by Buyer to transfer to Seller such
Mortgage Loans at a date certain or on demand, against the transfer of funds by
Seller pursuant to the terms of the Repurchase Agreement (as defined below).

                  NOW, THEREFORE, be it

                  RESOLVED, that the execution, delivery and performance by the
Sellers of the Master Repurchase Agreement (the "Repurchase Agreement") to be
entered into by the Sellers and JPMorgan Chase Bank, National Association, as
Buyer, substantially in the form of the draft dated October ___, 200_, attached hereto as Exhibit A, are hereby authorized and approved and that the [President]
or any [Vice President] (collectively, the "Authorized Officers") of the Seller be and each of them hereby is authorized and directed to execute and deliver the
Repurchase Agreement to the Buyer with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;

                  RESOLVED, that the execution, delivery and performance by the
Sellers of the Custodial Agreement (the "Custodial Agreement") to be entered into by the Sellers, the Buyer and [CUSTODIAN], as custodian (the "Custodian")
substantially in the form of the draft dated _________ __, 200_, attached hereto as Exhibit B, are hereby authorized and approved and that the Authorized
Officers of the Seller be and each of them hereby is authorized and directed to execute and deliver the Custodial Agreement to the Buyer and Custodian with such changes as the officer executing the same shall approve, his execution and delivery thereof to be conclusive evidence of such approval;

                  RESOLVED, that the Authorized Officers hereby are, and each hereby is, authorized to execute and deliver all such aforementioned agreements on behalf of the Sellers and to do or cause to be done, in the name and on behalf of the Sellers, any and all such acts and things, and to execute, deliver and file in the name and on behalf of the Sellers, any and all such agreements, applications, certificates, instructions, receipts and other documents and instruments,

                                    Exh. H-1

as such Authorized Officer may deem necessary, advisable or appropriate in order to carry out the purposes of the foregoing resolutions.

                  RESOLVED, that the proper officers, agents and counsel of the
Sellers are, and each of such officers, agents and counsel is, hereby authorized for and in the name and on behalf of the Sellers to take all such further actions and to execute and deliver all such other agreements, instruments and documents, and to make all governmental filings, in the name and on behalf of the Sellers and such officers are authorized to pay such fees, taxes and expenses, as advisable in order to fully carry out the intent and accomplish the purposes of the resolutions heretofore adopted hereby.

Dated:___October, 200_

                                    Exh. H-2

                                                                       EXHIBIT I

                             Mortgage File Documents
                             -----------------------

                  (a)  The original Mortgage Note bearing all intervening
endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized
Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Mortgage
Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (b)  The original of the guarantee executed in connection with the Mortgage Note (if any).

                  (c)  (i) The original Mortgage with evidence of recording
thereon, or a copy thereof together with an Officer's Certificate of the Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located; or

                  (ii) with respect to any MERS Mortgage Loan, the original
Mortgage, noting the presence of the MIN of the Mortgage Loan and either language indicating that the Mortgage Loan is a MOM loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the
Mortgage certified by the public recording office in which such Mortgage has been recorded.

                  (d)  The originals of all assumption, modification,
consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (e)  In the case of each Mortgage Loan that is not a MERS
Mortgage Loan, the original Assignment of Mortgage in blank for each Mortgage
Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Mortgage Loan was acquired by the Last
Endorsee in a merger, the signature must be in the following form: "[Last
Endorsee], successor by merger to [name of predecessor]"; in the event that the
Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (f)  The originals of all intervening assignments of mortgage with evidence of recording thereon, showing an unbroken chain of title from the originator thereof to the Last Endorsee or copies thereof together with an
Officer's Certificate of the Seller certifying that such

                                    Exh. I-1

represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (g)  The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

                  (h)  The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan.

                  (i)  With respect to a Mortgage Loan that is covered by a
Primary Insurance Policy, a certified copy of such Primary Insurance Policy.

                  (j)  With respect to a Mortgage Loan which is covered by pool insurance, a pool insurer pool certification.

                                    Exh. K-2

                                                                       EXHIBIT J

                          FORM OF SECTION 7 CERTIFICATE
                          -----------------------------

                  Reference is hereby made to the Repurchase Agreement dated as of ____________________ (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), among [o] (the "Seller") and [o]
(the "Buyer"). Pursuant to the provisions of Section 7 of the Agreement, the undersigned hereby certifies that:

                  1.   It is a ___ natural individual person, ____ treated as a
corporation for U.S. federal income tax purposes, ____ disregarded for federal income tax purposes (in which case a copy of this Section 7 Certificate is attached in respect of its sole beneficial owner), or ____ treated as a partnership for U.S. federal income tax purposes (one must be checked).

                  2.   It is the beneficial owner of amounts received pursuant
to the Agreement.

                  3.   It is not a bank, as such term is used in section
881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), or the Agreement is not, with respect to the undersigned, a loan agreement entered into in the ordinary course of its trade or business, within the meaning of such section.

                  4.   It is not a 10-percent shareholder of the Seller within
the meaning of section 871(h)(3) or 881(c)(3)(B) of the Code.

                  5.   It is not a controlled foreign corporation that is
related to the Seller within the meaning of section 881(c)(3)(C) of the Code.

                  6.   Amounts paid to it under the Repurchase Documents are not
effectively connected with its conduct of a trade or business in the United
States.

                                          [NAME OF UNDERSIGNED]

                                           By: ________________________

                                           Title: _______________________

                  Date: _______________, ______

                                    Exh. J-1

                                                                       EXHIBIT K

                         Seller's Officer's Certificate
                         ------------------------------

         MortgageIT, Inc., MortgageIT Holdings, Inc., MHL Funding Corp.,
                 and Next at Bat Lending, Inc. (the "Sellers")

                  I, ___________________, do hereby certify that I am duly
elected, qualified and authorized officer of MortgageIT, Inc. ("MortgageIT")]
[MortgageIT Holdings, Inc. ("Holdings")] [MHL Funding Corp. ("MHL")] [Next at
Bat Lending, Inc. ("NABL")]. This Certificate is delivered to you in connection with [Section 12(d)(iv)] of the Master Repurchase Agreement dated as of January
__, 2002, among [SELLER]. and JPMorgan Chase Bank, National Association (the
"Agreement"). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, [MortgageIT] [Holdings] [MHL] [NABL]
is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

                  (i)    Maintenance of Adjusted Tangible Net Worth. Each of
         MortgageIT, MHL and NABL has maintained an Adjusted Tangible Net Worth of not less than $10,000,000. Holdings, on a consolidated basis, has maintained an Adjusted Tangible Net Worth of not less than $250,000,000

                  (ii)   Maintenance of Liabilities to Adjusted Tangible Net
         Worth. As of the end of each calendar month, Holdings, on a consolidated basis, has maintained the ratio of (A) Total Recourse
         Liabilities to Adjusted Tangible Net Worth no greater than 12:1 and (B)
         Total Liabilities to Adjusted Tangible Net Worth no greater than 25:1.

                  (iii)  Maintenance of Liquidity. Holdings, on a consolidated basis, has maintained unencumbered cash, Cash Equivalents and Available
         Borrowing Capacity on unencumbered assets that could be drawn against
         (taking into account required haircuts) under committed warehouse and repurchase facilities in an amount equal to not less than $20,000,000.

                  (iv)   Profitability. Holdings, on a consolidated basis, has
         not permitted, for any calendar quarter, Net Income for such calendar quarter, to be less than $1.00.

                  (v)    No Default or Event of Default has occurred or is
         continuing. [If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the Seller has taken or proposes to take with respect thereto.]

                  (vi)   Attached hereto as Schedule 1 is a true and correct
         list of all Mortgage Loans purchased by Buyer and held by the related
         Custodian pending repurchase.

                  (vii)  Attached hereto as Schedule 2 is a true and correct list of all Indebtedness (other than Indebtedness evidenced by the
         Repurchase Agreement) of the Sellers existing on the date hereof.

                                    Exh. K-1

                  (viii) Attached hereto as Schedule 3 is a true and correct detailing Underperforming Mortgage Loans as of the date hereof.

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

                                      By: ______________________________________
                                          Name:
                                          Title:

                                    Exh. K-2

                                                                    [Schedule 1]

                           [to Officer's Certificate]

                            Purchased Mortgage Loans

                                     Exh. K

                                                                    [Schedule 2]

                           [to Officer's Certificate]

                                  Indebtedness

                                     Exh. K

                                                                    [Schedule 1]

                           [to Officer's Certificate]

                         Underperforming Mortgage Loans

                                     Exh. K

                                                                       EXHIBIT L

                          MORTGAGE LOAN SCHEDULE FIELDS

                                    Exh. L-1

                                                                       EXHIBIT M

                         PURCHASED MORTGAGE LOAN REPORT

                                    Exh. M-1

                                                                       EXHIBIT N

                           APPROVED TAKEOUT INVESTORS

                                    Exh. N-1

                                                                       EXHIBIT O

                             FORM OF SERVICER NOTICE

                                     [Date]

[________________], as Servicer
[ADDRESS]
Attention:  ___________

                  Re:    Master Repurchase Agreement, dated as of October 14,
                         2005 (the "Repurchase Agreement"), by and among
                         MORTGAGEIT, INC., ("MortgageIT" and a "Seller"),
                         MORTGAGEIT HOLDINGS, INC., ("Holdings" and a
                         "Seller"), MHL FUNDING CORP., ("MHL" and a "Seller"),
                         NEXT AT BAT LENDING, INC., ("NABL" and collectively
                         with MortgageIT, Holdings, and MHL the "Sellers") and
                         JPMorgan Chase Bank, National Association (the
                         "Buyer").

Ladies and Gentlemen:

[___________________] (the "Servicer") is servicing certain mortgage loans for
Seller pursuant to that certain Servicing Agreement between the Servicer and
Seller. Pursuant to the Repurchase Agreement between Buyer and Seller, the
Servicer is hereby notified that Seller has pledged to Buyer certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Buyer.

Upon receipt of a Notice of Event of Default from Buyer in which Buyer shall identify the mortgage loans which are then pledged to Buyer under the Repurchase
Agreement (the "Mortgage Loans"), the Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with
Buyer's written instructions. Following such Notice of Event of Default,
Servicer shall follow the instructions of Buyer with respect to the Mortgage
Loans, and shall deliver to Buyer any information with respect to the Mortgage
Loans reasonably requested by Buyer.

Notwithstanding any contrary information which may be delivered to the Servicer by Seller, the Servicer may conclusively rely on any information or Notice of
Event of Default delivered by Buyer, and Seller shall indemnify and hold the
Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.

                                    Exh. O-1

Please acknowledge receipt of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyer promptly upon receipt. Any notices to Buyer should be delivered to the following addresses:
270 Park Avenue, 10th Floor, New York, New York 10017; Attention: Mr. Jonathan
Davis; Telephone: 212-834-3850; Facsimile: 917-464-4160.

                                      Very truly yours,

                                      [--------------------]

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

ACKNOWLEDGED:

[------------------],
     as Servicer

                                  By:
                                     Title:
                                   Telephone:
                                   Facsimile:

                                    Exh. O-2